UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21862

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts 02111

(Address of principal executive offices) (Zip code)

James R. Bordewick, Jr., Esq.

Columbia Management Advisors, LLC

One Financial Center

Boston, MA 02111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-617-426-3750

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report

October 31, 2009

Columbia Retirement Portfolios

■	Columbia Retirement 2005 Portfolio

■	Columbia Retirement 2010 Portfolio

■	Columbia Retirement 2015 Portfolio

■	Columbia Retirement 2020 Portfolio

■	Columbia Retirement 2025 Portfolio

■	Columbia Retirement 2030 Portfolio

■	Columbia Retirement 2035 Portfolio

■	Columbia Retirement 2040 Portfolio

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

We are pleased to provide this shareholder report detailing your fund’s performance, portfolio holdings and financial statements. We hope this information is helpful in monitoring your investments as we work through these challenging economic times. We recognize that you have entrusted us with your money and want you to know that our professional investment teams work to interpret the latest economic and market trends with the goal of optimizing portfolio construction for our clients.

The first half of 2009 was defined by extremes. The multi-year lows we witnessed in the early months gave way to a stunning rally for the U.S. financial markets through November 2009. A global market rebound may be underway, thanks to the massive fiscal and aggressive monetary policies of governments around the world. In the third quarter 2009, the S&P 500 Index1 was up 15.61%. We believe this challenging economic environment makes it even more important to work with professional money managers while continuing to invest for life events like retirement, college planning, home improvements and career changes.

Retirement income planning has become an increasingly significant focus in the lives of millions of Americans. Recent economic conditions make it even more important to manage short-term obligations such as mortgages, monthly bills and credit card debt while also taking the steps necessary to prepare for or maximize retirement benefits. Better nutrition and medical services can result in U.S. citizens living longer, healthier lives. This means the risk of outliving one’s assets in retirement is very real without proper planning. Financial security and retirement planning is an ongoing process that requires active management of your savings, investments and risks. We encourage you to review your retirement plan regularly so you’ll be better able to meet your retirement needs in the future.

We recognize that economic uncertainty creates great challenges for many investors. Our professional investment teams work diligently to help investors navigate through difficult markets. Thank you for your business and for the opportunity to work together towards your investment goals.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

On September 29, 2009, Bank of America Corporation entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC. Please see Note 4 of the Notes to Financial Statements for additional information.

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Past performance is no guarantee of future results.

Economic Update – Columbia Retirement Portfolios

Summary

For the 12-month period that ended October 31, 2009

■	After a sharp decline, stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

9.80%	27.71%

■

As investors appeared to exhibit more tolerance for risk, the Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds rebounded strongly, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

13.79%	36.47%

After a deep and difficult recession, the U.S. economy appeared to regain its footing midway through the 12-month period that began November 1, 2008 and ended October 31, 2009. Gross domestic product (GDP) turned positive in the third quarter of 2009, rising 2.8%, primarily on the strength of federal government stimulus spending. Now, hopes for a sustained recovery likely depend on a rebound in consumer spending and a shift from cost cuts to revenue gains to keep business profits moving higher.

The housing market showed some signs of improvement. Construction spending declined during most of the period, but turned slightly higher in August and September. New and existing home sales were weak in the first half of the period, but increased in the second half. However, new home sales took a surprise dip late in the period, as did housing starts, as the deadline for a generous first-time homebuyer tax credit neared. An extension of the credit into mid-2010 and an expansion of eligibility requirements, which were recently signed into law, renewed hopes for a sustained rebound in housing.

In the beleaguered labor market, the good news was that there was less bad news. Businesses continued to shed jobs throughout the period, raising the unemployment rate to 10.2% and wiping out all of the jobs gained since the last recession. However, the pace of job losses slowed markedly by the period’s end, from 533,000 jobs lost in November 2008 to 190,000 jobs lost in October 2009. Yet, prospects appear dim for a quick recovery in the labor markets. In fact, consumer confidence, as measured monthly by the Conference Board, an independent research organization, took a dive in August and September. Consumers surveyed cited worsening business conditions and a bleaker outlook for the labor markets.

Manufacturing activity slowed through the first half of the period, but a key measure — the Institute for Supply Management’s Index — rose above 50 in July and remained there for the remainder of the period. Any number above 50 indicates that manufacturing activity is expanding. However, several other key manufacturing indicators soured in October. Industrial production declined and manufacturing capacity utilization stalled after several months of modest improvement.

Consumer spending registered both ups and downs during the 12-month period, and the trend at the end of the period was hard to read because of the impact of the federal Cash for Clunkers program, which boosted auto sales. Spending rose sharply in August, then fell in September. New rigorous lending standards severely limited access to credit for business and consumers alike, and further hampered economic growth. In December 2008, the Federal Reserve Board (the Fed) lowered a key short-term borrowing rate — the federal funds rate — to between zero and 0.25% — a record low. In light of continued uncertainty about the economy, the Fed made no further change to the federal funds rate during the period.

Stocks retreated, then rebounded

Against a strengthening economic backdrop, the U.S. stock market returned 9.80% for the 12-month period, as measured by the S&P 500 Index.1 Mid-cap stocks

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

Economic Update (continued) – Columbia Retirement Portfolios outperformed large and small-cap stocks and growth outperformed value by a solid margin, as measured by their respective Russell indices.2 Outside the U.S., stock market returns were even stronger. The MSCI EAFE Index,3 a broad gauge of stock market performance in foreign developed markets, gained 27.71% (in U.S. dollars) for the period. Emerging stock markets were caught in last year’s downdraft, but they bounced back stronger than domestic or developed world markets in 2009 as economic growth generally outpaced the developed world. The MSCI Emerging Markets Index4 returned 64.13% (in U.S. dollars), led by strong gains from China, India, Indonesia, Colombia and Brazil.

Bonds outperformed domestic stocks

As investors sought refuge from a volatile stock market, the highest-quality sectors of the U.S. bond market delivered solid gains during the first half of the period, Treasury prices rose and yields declined sharply as the economy faltered and stock market volatility increased. As hopes for a recovery materialized, Treasuries lagged riskier segments of the bond market. The benchmark 10-year U.S. Treasury yield began the period at just under 4.0%, declined to 2.2% in December 2008, then rose to end the period at 3.4%. In this environment, the Barclays Capital Aggregate Bond Index5 returned 13.79%. Municipal bonds delivered returns that were in line with taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income tax brackets. The Barclays Capital Municipal Bond Index6 returned 13.60%. High-yield bond prices fell sharply in 2008 as economic prospects weakened and default fears rose, then rebounded strongly in 2009. For the 12-month period, the JPMorgan Developed BB High Yield Index7 returned 36.47%.

Past performance is no guarantee of future results.

[2]

The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

[3]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

[4]

The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

[5]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[6]	The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

[7]	The JPMorgan Developed BB High Yield Index is designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Effective November 3, 2008, the Lehman Brothers indices were renamed the Barclays Capital indices.

Summary – Columbia Retirement Portfolios

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

■	For the 12-month period that ended October 31, 2009, all Columbia Retirement Portfolios generated solid returns as both stock and bond markets rebounded.

■	The equity benchmark for all portfolios, the S&P 500 Index[1], returned 9.80% and the fixed-income benchmark, the Barclays Capital Aggregate Bond Index[2], returned 13.79%.

■

As the stock market declined early in the period, a well-timed tactical decision to lower portfolio equity weights relative to their target allocations aided performance. Increased exposure to Columbia Total Return Bond Fund boosted returns for all portfolios as the fund outperformed its benchmark by a significant margin.

Portfolio Management

Anwiti Bahuguna, PhD, has co-managed the portfolio since 2006 and has been associated with the advisor or its predecessors since 2002.

Colin Moore has co-managed the portfolio since 2009 and has been associated with the advisor or its predecessors since 2002.

Kent M. Peterson, PhD has co-managed the portfolio since 2009 and has been associated with the advisor or its predecessors since 2006.

Marie M. Schofield has co-managed the portfolio since 2009 and has been associated with the advisor or its predecessors since 1990.

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[2]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Effective November 3, 2008, the Lehman Brothers indices were renamed Barclays Capital indices.

Portfolio Managers’ Report – Columbia Retirement Portfolios

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

For the 12-month period that ended October 31, 2009,

■	Columbia Retirement 2005 Portfolio Class A shares returned 15.79%. Class Z shares returned 16.12%.

■	Columbia Retirement 2010 Portfolio Class A shares returned 16.54%. Class Z shares returned 16.88%.

■	Columbia Retirement 2015 Portfolio Class A shares returned 15.78%. Class Z shares returned 15.98%.

■	Columbia Retirement 2020 Portfolio Class A shares returned 15.78%. Class Z shares returned 16.02%.

■	Columbia Retirement 2025 Portfolio Class A shares returned 13.95%. Class Z shares returned 14.32%.

■	Columbia Retirement 2030 Portfolio Class A shares returned 14.74%. Class Z shares returned 14.97%.

■	Columbia Retirement 2035 Portfolio Class A shares returned 14.27%. Class Z shares returned 14.49%.

■	Columbia Retirement 2040 Portfolio Class A shares returned 13.84%. Class Z shares returned 13.97%.

The equity benchmark for all portfolios, the S&P 500 Index, returned 9.80%. The fixed-income benchmark, the Barclays Capital Aggregate Bond Index, returned 13.79%.

Each portfolio is structured to become more conservative over time, both prior to and after the portfolio’s target retirement date. Changes are made gradually. From time to time, the portfolio management team adjusts actual allocations to reflect its assessment of market conditions. In this context, a well-timed tactical decision to lower the equity weight of all portfolios during the market decline in the first half of the period aided performance. Increased exposure to Columbia Total Return Bond Fund boosted returns for all portfolios as the fund outperformed its benchmark by a significant margin.

Responding to a changing market environment

Early in the 12-month period, investors retreated from the stock market as the economy weakened and a cloud of uncertainty hung over the nation’s financial sector. In this environment, we reduced exposure to equities, helping to stem losses as the stock market declined sharply through early March. By early May, as the financial system showed signs of stabilizing and the economy began to respond to government stimulus spending, we saw renewed opportunity in areas of the market that are associated with higher risk, including small-cap equities, international equities and high-yield bonds. As a result, we maintained exposure to these areas and captured gains as they outperformed. We increased exposure to investment-grade bonds and, within the 2010 portfolio, to high-yield bonds. These moves were rewarded as investor confidence was restored.

Portfolio Managers’ Report (continued) – Columbia Retirement Portfolios

Within the equity allocation of all portfolios, Columbia Large Cap Value Fund and Columbia Small Cap Value Fund II amplified relative returns by outperforming their respective benchmarks. Solid performance from fixed-income positions also aided returns. Columbia Total Return Bond Fund generated gains that were significantly higher than its benchmark. Within the 2005 portfolio, Columbia Short Term Bond Fund also outperformed its benchmark. Columbia High Income Fund, a position in the 2005 and 2010 portfolios, lagged its benchmark. However, it delivered solid results: 32.10% versus 42.64% for the index. The fund’s conservative approach to security selection within the high-yield universe accounted for the shortfall relative to the index.

Underlying equity fund performance detracted from returns

Although equity exposure was positive for overall performance, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Large Cap Enhanced Core Fund and Columbia Small Cap Growth Fund II detracted from relative returns in all portfolios, falling short of their respective benchmarks. Columbia Acorn International further detracted from returns in the 2005, 2015, 2020, 2025, 2030, 2035 and 2040 portfolios. Columbia Marsico Focused Equities Fund and Columbia Multi-Advisor International Equity Fund performed generally in line with their benchmarks.

Looking ahead

The market’s rebound was so sharp and so quick that valuations appear to be stretched, both in historical terms and as they reflect earnings expectations for the year ahead. Even though the economy has stabilized, it has done so on the strength of government incentive programs, such as Cash for Clunkers and the first-time homebuyer tax credit, and through extended unemployment benefits. So far, there is little evidence of sustainable organic growth within the economy. Neither business nor consumer spending is back on track. A rising unemployment rate and constraints on consumer access to credit could continue to weigh on the American consumer, who is an essential ingredient to a thriving economy.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for a portfolio may differ from those presented for other Columbia Funds.

The Columbia Retirement Portfolios are “funds of funds” that seek the highest total return over time by investing in underlying Columbia Funds and other securities and instruments consistent with a capital growth to capital preservation asset mix strategy. The Adviser continuously monitors the portfolios’ allocations to the underlying funds and rebalances the allocation to each asset class, sub-asset class or underlying fund when appropriate.

Up to and through 15 years beyond its retirement year, each portfolio’s asset mix will continue to become more conservative, with a declining exposure to the underlying funds that invest in equity securities and an increasing exposure to the underlying funds that invest primarily in fixed-income securities and short-term bonds. After 15 years beyond its retirement year, each portfolio will have a fairly static allocation to several asset classes.

Portfolio Managers’ Report (continued) – Columbia Retirement Portfolios

The target date represents the approximate date when investors plan to start withdrawing their money. The principal value of the portfolio is not guaranteed at any time, including any date prior to, on and beyond the stated target date.

The following is a summary of some of the principal risks of investing in Columbia Retirement Portfolios: Expenses and investment risks related to the underlying funds may differ for each of the Columbia Retirement Portfolios and will vary over time, as the mix of stock and bond funds and other asset classes changes. The portfolio may add or remove underlying funds at any time. A “fund of funds” bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager. Investment risks associated with the Columbia Retirement Portfolios include stock market fluctuations due to business and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing may involve certain risks, including currency risk, risk associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop and vice versa. The value of bond investments can decline and the investor can lose principal value. Investments in high-yield bonds (sometimes referred to as “junk” bonds) offer the potential for high current income and attractive total return but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer’s ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments. Detailed information about each of the Columbia Retirement Portfolios and the underlying funds’ investment strategies and risks may be found in their prospectuses and Statements of Additional Information.

Portfolio Profile – Columbia Retirement 2005 Portfolio

Summary

1-year return as of 10/31/09

+15.79% Class A Shares

+16.12% Class Z Shares

+9.80% S&P 500 Index

+13.79% Barclays Capital Aggregate Bond Index

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share as of 10/31/09 ($)
Class A	9.95
Class C	9.90
Class R	9.93
Class Z	9.97

Distributions declared per share 11/01/08 – 10/31/09 ($)
Class A	0.42
Class C	0.34
Class R	0.40
Class Z	0.45

Portfolio Allocation as of 10/31/09 (%)
Columbia Total Return Bond Fund	36.8
Columbia Large Cap Enhanced Core Fund	24.0
Columbia Multi-Advisor International Equity Fund	11.1
Columbia Short Term Bond Fund	7.9
Columbia Marsico Focused Equities Fund	4.2
Columbia Large Cap Value Fund	3.7
Columbia Mid Cap Value Fund	3.3
Columbia Mid Cap Growth Fund	3.3
Columbia High Income Fund	3.1
Columbia Small Cap Value Fund II	1.6
Columbia Small Cap Growth Fund II	1.0
Columbia Acorn International	0.0	*

*	Rounds to less than 0.01%.

Portfolio allocation is calculated as a percentage of total investments, excluding short-term investments.

Performance Information – Columbia Retirement 2005 Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	18.09
Class C	18.84
Class R	18.34
Class Z	17.84

Annual operating expense ratio after contractual waivers (%)*

Class A	1.03
Class C	1.78
Class R	1.28
Class Z	0.78

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the portfolio’s prospectus that is current as of the date of this report and include the expenses incurred by the underlying funds in which the portfolio invests. The contractual waiver expires 02/29/20. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the underlying funds, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 06/01/06 – 10/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Retirement 2005 Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Performance of a $10,000 investment 06/01/06 – 10/31/09 ($)
Class A	11,344
Class C	11,058
Class R	11,245
Class Z	11,444

Average annual total return as of 10/31/09 (%)

Share class	A	C	R	Z
Inception	06/01/06	06/01/06	06/01/06	06/01/06
1-year	15.79	15.04	15.59	16.12
Life	3.76	2.99	3.49	4.02

Average annual total return as of 09/30/09 (%)

Share class	A	C	R	Z
1-year	3.44	2.68	3.12	3.66
Life	4.13	3.37	3.86	4.41

Columbia Retirement 2005 Portfolio shares are sold at net asset value (NAV). Class Z shares are sold at NAV with no distribution and service (Rule 12b-1) fees. Performance for each share class will vary based on differences in fees associated with each class. Each share class has specific eligibility requirements. Please see the portfolio’s prospectus for details. Performance results reflect any fee waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestments of distributions, if any.

The portfolio’s life performance has been positively impacted by the favorable relationship between the timing of receipt of expense reimbursements by the portfolio from the investment advisor and the payment by the portfolio of its expenses. This timing difference resulted in the portfolio having additional cash that was invested in the underlying funds, in turn producing incremental returns to the portfolio based on the investment performance of these underlying funds. Due to the relatively small size of the portfolio, the positive impact on performance from the investment of the additional cash was significant.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Understanding Your Expenses – Columbia Retirement 2005 Portfolio

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a portfolio shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the portfolio’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

As a shareholder of the underlying funds in which it invests, the portfolio will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in the portfolio’s annualized expense ratios used to calculate the expense information below.

05/01/09 – 10/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio’s annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,159.70	1,023.44	1.91	1.79	0.35
Class C	1,000.00	1,000.00	1,155.20	1,019.66	5.98	5.60	1.10
Class R	1,000.00	1,000.00	1,158.70	1,022.18	3.26	3.06	0.60
Class Z	1,000.00	1,000.00	1,160.70	1,024.70	0.54	0.51	0.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a substantial portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*	Columbia Retirement 2005 Portfolio’s expense ratios do not include fees and expenses incurred by the underlying funds.

Portfolio Profile – Columbia Retirement 2010 Portfolio

Summary

1-year return as of 10/31/09

+16.54% Class A shares

+16.88% Class Z shares

+9.80% S&P 500 Index

+13.79% Barclays Capital Aggregate Bond Index

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share as of 10/31/09 ($)
Class A	9.98
Class C	9.94
Class R	9.96
Class Z	10.00

Distributions declared per share 11/01/08 – 10/31/09 ($)
Class A	0.30
Class C	0.22
Class R	0.27
Class Z	0.32

Portfolio Allocation as of 10/31/09 (%)
Columbia Total Return Bond Fund	40.6
Columbia Large Cap Enhanced Core Fund	24.7
Columbia Multi-Advisor International Equity Fund	11.7
Columbia Marsico Focused Equities Fund	5.0
Columbia Large Cap Value Fund	4.5
Columbia Mid Cap Growth Fund	4.1
Columbia Mid Cap Value Fund	4.0
Columbia Small Cap Value Fund II	2.0
Columbia High Income Fund	2.0
Columbia Small Cap Growth Fund II	1.4
Columbia Cash Reserves	0.0	*

*	Rounds to less than 0.01%.

Portfolio allocation is calculated as a percentage of total investments, excluding short-term investments.

Performance Information – Columbia Retirement 2010 Portfolio

Performance of a $10,000 investment 06/01/06 – 10/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Retirement 2010 Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Performance of a $10,000 investment 06/01/06 – 10/31/09($)
Class A	11,134
Class C	10,862
Class R	11,036
Class Z	11,233

Average annual total return as of 10/31/09 (%)

Share class	A	C	R	Z
Inception	06/01/06	06/01/06	06/01/06	06/01/06
1-year	16.54	15.76	16.33	16.88
Life	3.19	2.45	2.92	3.46

Average annual total return as of 09/30/09 (%)

Share class	A	C	R	Z
1-year	2.66	1.99	2.44	2.89
Life	3.64	2.88	3.37	3.89

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	14.34
Class C	15.09
Class R	14.59
Class Z	14.09

Annual operating expense ratio after contractual waivers (%)*

Class A	1.04
Class C	1.79
Class R	1.29
Class Z	0.79

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the portfolio’s prospectus that is current as of the date of this report and include the expenses incurred by the underlying funds in which the portfolio invests. The contractual waiver expires 02/29/20. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the underlying funds, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Columbia Retirement 2010 Portfolio shares are sold at net asset value (NAV). Class Z shares are sold at NAV with no distribution and service (Rule 12b-1) fees. Performance for each share class will vary based on differences in fees associated with each class. Each share class has specific eligibility requirements. Please see the portfolio’s prospectus for details. Performance results reflect any fee waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestments of distributions, if any.

The portfolio’s life performance has been positively impacted by the favorable relationship between the timing of receipt of expense reimbursements by the portfolio from the investment advisor and the payment by the portfolio of its expenses. This timing difference resulted in the portfolio having additional cash that was invested in the underlying funds, in turn producing incremental returns to the portfolio based on the investment performance of these underlying funds. Due to the relatively small size of the portfolio, the positive impact on performance from the investment of the additional cash was significant.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Understanding Your Expenses – Columbia Retirement 2010 Portfolio

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a portfolio shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the portfolio’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

As a shareholder of the underlying funds in which it invests, the portfolio will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in the portfolio’s annualized expense ratios used to calculate the expense information below.

05/01/09 – 10/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio’s annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,171.40	1,023.44	1.92	1.79	0.35
Class C	1,000.00	1,000.00	1,168.00	1,019.66	6.01	5.60	1.10
Class R	1,000.00	1,000.00	1,170.40	1,022.18	3.28	3.06	0.60
Class Z	1,000.00	1,000.00	1,173.70	1,024.70	0.55	0.51	0.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a substantial portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*	Columbia Retirement 2010 Portfolio’s expense ratios do not include fees and expenses incurred by the underlying funds.

Portfolio Profile – Columbia Retirement 2015 Portfolio

Summary

1-year return as of 10/31/09

+15.78% Class A shares

+15.98% Class Z shares

+9.80% S&P 500 Index

+13.79% Barclays Capital Aggregate Bond Index

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share as of 10/31/09 ($)
Class A	8.89
Class C	8.85
Class R	8.87
Class Z	8.90

Distributions declared per share 11/01/08 – 10/31/09 ($)
Class A	0.25
Class C	0.18
Class R	0.23
Class Z	0.27

Portfolio Allocation as of 10/31/09 (%)
Columbia Total Return Bond Fund	35.9
Columbia Large Cap Enhanced Core Fund	26.8
Columbia Multi-Advisor International Equity Fund	12.5
Columbia Marsico Focused Equities Fund	5.8
Columbia Large Cap Value Fund	5.3
Columbia Mid Cap Growth Fund	4.6
Columbia Mid Cap Value Fund	4.6
Columbia Small Cap Value Fund II	2.2
Columbia Small Cap Growth Fund II	1.6
Columbia Acorn International	0.7

Portfolio allocation is calculated as a percentage of total investments, excluding short-term investments.

Performance Information – Columbia Retirement 2015 Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	10.21
Class C	10.96
Class R	10.46
Class Z	9.96

Annual operating expense ratio after contractual waivers (%)*

Class A	1.05
Class C	1.80
Class R	1.30
Class Z	0.80

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the portfolio’s prospectus that is current as of the date of this report and include the expenses incurred by the underlying funds in which the portfolio invests. The contractual waiver expires 02/29/20. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the underlying funds, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 06/01/06 – 10/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Retirement 2015 Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Performance of a $10,000 investment 06/01/06 – 10/31/09 ($)
Class A	10,307
Class C	10,048
Class R	10,212
Class Z	10,390

Average annual total return as of 10/31/09 (%)

Share class	A	C	R	Z
Inception	06/01/06	06/01/06	06/01/06	06/01/06
1-year	15.78	14.88	15.44	15.98
Life	0.89	0.14	0.62	1.13

Average annual total return as of 09/30/09 (%)

Share class	A	C	R	Z
1-year	1.60	0.96	1.28	1.82
Life	1.35	0.62	1.07	1.60

Columbia Retirement 2015 Portfolio shares are sold at net asset value (NAV). Class Z shares are sold at NAV with no distribution and service (Rule 12b-1) fees. Performance for each share class will vary based on differences in fees associated with each class. Each share class has specific eligibility requirements. Please see the portfolio’s prospectus for details. Performance results reflect any fee waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestments of distributions, if any.

The portfolio’s life performance has been positively impacted by the favorable relationship between the timing of receipt of expense reimbursements by the portfolio from the investment advisor and the payment by the portfolio of its expenses. This timing difference resulted in the portfolio having additional cash that was invested in the underlying funds, in turn producing incremental returns to the portfolio based on the investment performance of these underlying funds. Due to the relatively small size of the portfolio, the positive impact on performance from the investment of the additional cash was significant.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Understanding Your Expenses – Columbia Retirement 2015 Portfolio

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a portfolio shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the portfolio’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

As a shareholder of the underlying funds in which it invests, the portfolio will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in the portfolio’s annualized expense ratios used to calculate the expense information below.

05/01/09 – 10/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio’s annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,172.80	1,023.44	1.92	1.79	0.35
Class C	1,000.00	1,000.00	1,169.10	1,019.66	6.01	5.60	1.10
Class R	1,000.00	1,000.00	1,171.70	1,022.18	3.28	3.06	0.60
Class Z	1,000.00	1,000.00	1,174.10	1,024.70	0.55	0.51	0.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a substantial portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*	Columbia Retirement 2015 Portfolio’s expense ratios do not include fees and expenses incurred by the underlying funds.

Portfolio Profile – Columbia Retirement 2020 Portfolio

Summary

1-year return as of 10/31/09

+15.78% Class A shares

+16.02% Class Z shares

+9.80% S&P 500 Index

+13.79% Barclays Capital Aggregate Bond Index

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share as of 10/31/09 ($)
Class A	9.61
Class C	9.57
Class R	9.60
Class Z	9.62

Distributions declared per share 11/01/08 – 10/31/09 ($)
Class A	0.41
Class C	0.33
Class R	0.38
Class Z	0.44

Portfolio Allocation as of 10/31/09 (%)
Columbia Total Return Bond Fund	32.1
Columbia Large Cap Enhanced Core Fund	27.1
Columbia Multi-Advisor International Equity Fund	12.8
Columbia Marsico Focused Equities Fund	6.5
Columbia Large Cap Value Fund	6.0
Columbia Mid Cap Value Fund	4.8
Columbia Mid Cap Growth Fund	4.8
Columbia Small Cap Value Fund II	2.7
Columbia Small Cap Growth Fund II	2.1
Columbia Acorn International	1.1
Columbia Cash Reserves	0.0	*

*	Rounds to less than 0.01%.

Portfolio allocation is calculated as a percentage of total investments, excluding short-term investments.

Performance Information – Columbia Retirement 2020 Portfolio

Performance of a $10,000 investment 06/01/06 – 10/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Retirement 2020 Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Performance of a $10,000 investment 06/01/06 – 10/31/09 ($)
Class A	10,878
Class C	10,608
Class R	10,791
Class Z	10,966

Average annual total return as of 10/31/09 (%)

Share class	A	C	R	Z
Inception	06/01/06	06/01/06	06/01/06	06/01/06
1-year	15.78	14.97	15.55	16.02
Life	2.49	1.74	2.25	2.73

Average annual total return as of 09/30/09 (%)

Share class	A	C	R	Z
1-year	0.75	–0.06	0.41	0.98
Life	3.07	2.29	2.79	3.31

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	13.86
Class C	14.61
Class R	14.11
Class Z	13.61

Annual operating expense ratio after contractual waivers (%)*

Class A	1.06
Class C	1.81
Class R	1.31
Class Z	0.81

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the portfolio’s prospectus that is current as of the date of this report and include the expenses incurred by the underlying funds in which the portfolio invests. The contractual waiver expires 02/29/20. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the underlying funds, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Columbia Retirement 2020 Portfolio shares are sold at net asset value (NAV). Class Z shares are sold at NAV with no distribution and service (Rule 12b-1) fees. Performance for each share class will vary based on differences in fees associated with each class. Each share class has specific eligibility requirements. Please see the portfolio’s prospectus for details. Performance results reflect any fee waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestments of distributions, if any.

The portfolio’s life performance has been positively impacted by the favorable relationship between the timing of receipt of expense reimbursements by the portfolio from the investment advisor and the payment by the portfolio of its expenses. This timing difference resulted in the portfolio having additional cash that was invested in the underlying funds, in turn producing incremental returns to the portfolio based on the investment performance of these underlying funds. Due to the relatively small size of the portfolio, the positive impact on performance from the investment of the additional cash was significant.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Understanding Your Expenses – Columbia Retirement 2020 Portfolio

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a portfolio shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the portfolio’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

As a shareholder of the underlying funds in which it invests, the portfolio will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in the portfolio’s annualized expense ratios used to calculate the expense information below.

05/01/09 – 10/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio’s annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,177.70	1,023.44	1.92	1.79	0.35
Class C	1,000.00	1,000.00	1,174.20	1,019.66	6.03	5.60	1.10
Class R	1,000.00	1,000.00	1,176.50	1,022.18	3.29	3.06	0.60
Class Z	1,000.00	1,000.00	1,178.90	1,024.70	0.55	0.51	0.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a substantial portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

* Columbia Retirement 2020 Portfolio’s expense ratios do not include fees and expenses incurred by the underlying funds.

Portfolio Profile – Columbia Retirement 2025 Portfolio

Summary

1-year return as of 10/31/09

+13.95% Class A shares

+14.32% Class Z shares

+9.80% S&P 500 Index

+13.79% Barclays Capital Aggregate Bond Index

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share as of 10/31/09 ($)
Class A	7.68
Class C	7.65
Class R	7.67
Class Z	7.69

Distributions declared per share 11/01/08 – 10/31/09 ($)
Class A	0.26
Class C	0.20
Class R	0.24
Class Z	0.28

Portfolio Allocation as of 10/31/09 (%)
Columbia Total Return Bond Fund	27.2
Columbia Large Cap Enhanced Core Fund	27.1
Columbia Multi-Advisor International Equity Fund	13.3
Columbia Marsico Focused Equities Fund	7.6
Columbia Large Cap Value Fund	6.6
Columbia Mid Cap Growth Fund	5.5
Columbia Mid Cap Value Fund	5.5
Columbia Small Cap Value Fund II	3.2
Columbia Small Cap Growth Fund II	2.5
Columbia Acorn International	1.5

Portfolio allocation is calculated as a percentage of total investments, excluding short-term investments.

Performance Information – Columbia Retirement 2025 Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	12.20
Class C	12.95
Class R	12.45
Class Z	11.95

Annual operating expense ratio after contractual waivers (%)*

Class A	1.08
Class C	1.83
Class R	1.33
Class Z	0.83

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the portfolio’s prospectus that is current as of the date of this report and include the expenses incurred by the underlying funds in which the portfolio invests. The contractual waiver expires 02/29/20. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the underlying funds, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 06/01/06 – 10/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Retirement 2025 Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Performance of a $10,000 investment 06/01/06 – 10/31/09 ($)
Class A	9,728
Class C	9,486
Class R	9,648
Class Z	9,812

Average annual total return as of 10/31/09 (%)

Share class	A	C	R	Z
Inception	06/01/06	06/01/06	06/01/06	06/01/06
1-year	13.95	13.18	13.75	14.32
Life	–0.80	–1.53	–1.04	–0.55

Average annual total return as of 09/30/09 (%)

Share class	A	C	R	Z
1-year	–1.74	–2.51	–1.95	–1.52
Life	–0.25	–1.00	–0.49	–0.03

Columbia Retirement 2025 Portfolio shares are sold at net asset value (NAV). Class Z shares are sold at NAV with no distribution and service (Rule 12b-1) fees. Performance for each share class will vary based on differences in fees associated with each class. Each share class has specific eligibility requirements. Please see the portfolio’s prospectus for details. Performance results reflect any fee waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestments of distributions, if any.

The portfolio’s life performance has been positively impacted by the favorable relationship between the timing of receipt of expense reimbursements by the portfolio from the investment advisor and the payment by the portfolio of its expenses. This timing difference resulted in the portfolio having additional cash that was invested in the underlying funds, in turn producing incremental returns to the portfolio based on the investment performance of these underlying funds. Due to the relatively small size of the portfolio, the positive impact on performance from the investment of the additional cash was significant.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Understanding Your Expenses – Columbia Retirement 2025 Portfolio

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a portfolio shareholder, you incur two types of costs. There are transaction costs, and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the portfolio’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

As a shareholder of the underlying funds in which it invests, the portfolio will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in the portfolio’s annualized expense ratios used to calculate the expense information below.

05/01/09 – 10/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio’s annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,181.50	1,023.44	1.92	1.79	0.35
Class C	1,000.00	1,000.00	1,176.90	1,019.66	6.04	5.60	1.10
Class R	1,000.00	1,000.00	1,180.00	1,022.18	3.30	3.06	0.60
Class Z	1,000.00	1,000.00	1,183.10	1,024.70	0.55	0.51	0.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a substantial portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*	Columbia Retirement 2025 Portfolio’s expense ratios do not include fees and expenses incurred by the underlying funds.

Portfolio Profile – Columbia Retirement 2030 Portfolio

Summary

1-year return as of 10/31/09

+14.74% Class A shares

+14.97% Class Z shares

+9.80% S&P 500 Index

+13.79% Barclays Capital Aggregate Bond Index

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share as of 10/31/09 ($)
Class A	9.13
Class C	9.09
Class R	9.11
Class Z	9.14

Distributions declared per share 11/01/08 – 10/31/09 ($)
Class A	0.33
Class C	0.25
Class R	0.30
Class Z	0.36

Portfolio Allocation as of 10/31/09 (%)
Columbia Large Cap Enhanced Core Fund	28.2
Columbia Total Return Bond Fund	22.0
Columbia Multi-Advisor International Equity Fund	13.8
Columbia Marsico Focused Equities Fund	8.5
Columbia Large Cap Value Fund	7.4
Columbia Mid Cap Value Fund	5.9
Columbia Mid Cap Growth Fund	5.9
Columbia Small Cap Value Fund II	3.9
Columbia Small Cap Growth Fund II	2.4
Columbia Acorn International	2.0

Portfolio allocation is calculated as a percentage of total investments, excluding short-term investments.

Performance Information – Columbia Retirement 2030 Portfolio

Performance of a $10,000 investment 06/01/06 – 10/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Retirement 2030 Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Performance of a $10,000 investment 06/01/06 – 10/31/09 ($)
Class A	10,135
Class C	9,876
Class R	10,041
Class Z	10,218

Average annual total return as of 10/31/09 (%)

Share class	A	C	R	Z
Inception	06/01/06	06/01/06	06/01/06	06/01/06
1-year	14.74	13.89	14.38	14.97
Life	0.39	–0.36	0.12	0.63

Average annual total return as of 09/30/09 (%)

Share class	A	C	R	Z
1-year	–1.59	–2.42	–1.93	–1.45
Life	1.02	0.25	0.75	1.27

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	11.37
Class C	12.12
Class R	11.62
Class Z	11.12

Annual operating expense ratio after contractual waivers (%)*

Class A	1.09
Class C	1.84
Class R	1.34
Class Z	0.84

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the portfolio’s prospectus that is current as of the date of this report and include the expenses incurred by the underlying funds in which the portfolio invests. The contractual waiver expires 02/29/20. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the underlying funds, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Columbia Retirement 2030 Portfolio shares are sold at net asset value (NAV). Class Z shares are sold at NAV with no distribution and service (Rule 12b-1) fees. Performance for each share class will vary based on differences in fees associated with each class. Each share class has specific eligibility requirements. Please see the portfolio’s prospectus for details. Performance results reflect any fee waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestments of distributions, if any.

The portfolio’s life performance has been positively impacted by the favorable relationship between the timing of receipt of expense reimbursements by the portfolio from the investment advisor and the payment by the portfolio of its expenses. This timing difference resulted in the portfolio having additional cash that was invested in the underlying funds, in turn producing incremental returns to the portfolio based on the investment performance of these underlying funds. Due to the relatively small size of the portfolio, the positive impact on performance from the investment of the additional cash was significant.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Understanding Your Expenses – Columbia Retirement 2030 Portfolio

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a portfolio shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the portfolio’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

As a shareholder of the underlying funds in which it invests, the portfolio will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in the portfolio’s annualized expense ratios used to calculate the expense information below.

05/01/09 – 10/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio’s annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,188.80	1,023.44	1.93	1.79	0.35
Class C	1,000.00	1,000.00	1,185.10	1,019.66	6.06	5.60	1.10
Class R	1,000.00	1,000.00	1,187.70	1,022.18	3.31	3.06	0.60
Class Z	1,000.00	1,000.00	1,190.10	1,024.70	0.55	0.51	0.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a substantial portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

* Columbia Retirement 2030 Portfolio’s expense ratios do not include fees and expenses incurred by the underlying funds.

Portfolio Profile – Columbia Retirement 2035 Portfolio

Summary

1-year return as of 10/31/09

+14.27% Class A shares

+14.49% Class Z shares

+9.80% S&P 500 Index

+13.79% Barclays Capital Aggregate Bond Index

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share as of 10/31/09 ($)
Class A	7.65
Class C	7.62
Class R	7.63
Class Z	7.66

Distributions declared per share 11/01/08 – 10/31/09 ($)
Class A	0.30
Class C	0.24
Class R	0.28
Class Z	0.32

Portfolio Allocation as of 10/31/09 (%)
Columbia Large Cap Enhanced Core Fund	29.3
Columbia Total Return Bond Fund	16.8
Columbia Multi-Advisor International Equity Fund	14.3
Columbia Marsico Focused Equities Fund	9.4
Columbia Large Cap Value Fund	8.4
Columbia Mid Cap Growth Fund	6.3
Columbia Mid Cap Value Fund	6.3
Columbia Small Cap Value Fund II	4.1
Columbia Acorn International	2.6
Columbia Small Cap Growth Fund II	2.5
Columbia Cash Reserves	0.0	*

*	Rounds to less than 0.1%.

Portfolio allocation is calculated as a percentage of total investments, excluding short-term investments.

Performance Information – Columbia Retirement 2035 Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	10.59
Class C	11.34
Class R	10.84
Class Z	10.34

Annual operating expense ratio after contractual waivers (%)*

Class A	1.10
Class C	1.85
Class R	1.35
Class Z	0.85

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the portfolio’s prospectus that is current as of the date of this report and include the expenses incurred by the underlying funds in which the portfolio invests. The contractual waiver expires 02/29/20. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the underlying funds, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 06/01/06 – 10/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Retirement 2035 Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Performance of a $10,000 investment 06/01/06 – 10/31/09 ($)
Class A	9,435
Class C	9,195
Class R	9,342
Class Z	9,516

Average annual total return as of 10/31/09 (%)

Share class	A	C	R	Z
Inception	06/01/06	06/01/06	06/01/06	06/01/06
1-year	14.27	13.44	13.90	14.49
Life	–1.69	–2.42	–1.97	–1.44

Average annual total return as of 09/30/09 (%)

Share class	A	C	R	Z
1-year	–3.07	–3.76	–3.31	–2.72
Life	–1.08	–1.80	–1.33	–0.79

Columbia Retirement 2035 Portfolio shares are sold at net asset value (NAV). Class Z shares are sold at NAV with no distribution and service (Rule 12b-1) fees. Performance for each share class will vary based on differences in fees associated with each class. Each share class has specific eligibility requirements. Please see the portfolio’s prospectus for details. Performance results reflect any fee waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestments of distributions, if any.

The portfolio’s life performance has been positively impacted by the favorable relationship between the timing of receipt of expense reimbursements by the portfolio from the investment advisor and the payment by the portfolio of its expenses. This timing difference resulted in the portfolio having additional cash that was invested in the underlying funds, in turn producing incremental returns to the portfolio based on the investment performance of these underlying funds. Due to the relatively small size of the portfolio, the positive impact on performance from the investment of the additional cash was significant.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Understanding Your Expenses – Columbia Retirement 2035 Portfolio

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a portfolio shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the portfolio’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

As a shareholder of the underlying funds in which it invests, the portfolio will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in the portfolio’s annualized expense ratios used to calculate the expense information below.

05/01/09 – 10/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio’s annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,191.60	1,023.44	1.93	1.79	0.35
Class C	1,000.00	1,000.00	1,188.80	1,019.66	6.07	5.60	1.10
Class R	1,000.00	1,000.00	1,190.30	1,022.18	3.31	3.06	0.60
Class Z	1,000.00	1,000.00	1,193.10	1,024.70	0.55	0.51	0.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a substantial portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

* Columbia Retirement 2035 Portfolio’s expense ratios do not include fees and expenses incurred by the underlying funds.

Portfolio Profile – Columbia Retirement 2040 Portfolio

Summary

1-year return as of 10/31/09

+13.84% Class A shares

+13.97% Class Z shares

+9.80% S&P 500 Index

+13.79% Barclays Capital Aggregate Bond Index

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share as of 10/31/09 ($)
Class A	8.87
Class C	8.84
Class R	8.85
Class Z	8.87

Distributions declared per share 11/01/08 – 10/31/09 ($)
Class A	0.31
Class C	0.23
Class R	0.29
Class Z	0.34

Portfolio Allocation as of 10/31/09 (%)
Columbia Large Cap Enhanced Core Fund	28.4
Columbia Multi-Advisor International Equity Fund	14.7
Columbia Total Return Bond Fund	11.8
Columbia Marsico Focused Equities Fund	10.4
Columbia Large Cap Value Fund	9.4
Columbia Mid Cap Value Fund	7.1
Columbia Mid Cap Growth Fund	7.1
Columbia Small Cap Value Fund II	4.8
Columbia Acorn International	3.2
Columbia Small Cap Growth Fund II	3.1
Columbia Cash Reserves	0.0	*

*	Rounds to less than 0.1%.

Portfolio allocation is calculated as a percentage of total investments, excluding short-term investments.

Performance Information – Columbia Retirement 2040 Portfolio

Performance of a $10,000 investment 06/01/06 – 10/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Retirement 2040 Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Performance of a $10,000 investment 06/01/06 – 10/31/09 ($)
Class A	9,733
Class C	9,491
Class R	9,641
Class Z	9,805

Average annual total return as of 10/31/09 (%)

Share class	A	C	R	Z
Inception	06/01/06	06/01/06	06/01/06	06/01/06
1-year	13.84	12.96	13.46	13.97
Life	–0.79	–1.51	–1.06	–0.58

Average annual total return as of 09/30/09 (%)

Share class	A	C	R	Z
1-year	–3.70	–4.45	–3.95	–3.55
Life	–0.04	–0.79	–0.29	0.18

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	7.81
Class C	8.56
Class R	8.06
Class Z	7.56

Annual operating expense ratio after contractual waivers (%)*

Class A	1.12
Class C	1.87
Class R	1.37
Class Z	0.87

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the portfolio’s prospectus that is current as of the date of this report and include the expenses incurred by the underlying funds in which the portfolio invests. The contractual waiver expires 02/29/20. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the underlying funds, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Columbia Retirement 2040 Portfolio shares are sold at net asset value (NAV). Class Z shares are sold at NAV with no distribution and service (Rule 12b-1) fees. Performance for each share class will vary based on differences in fees associated with each class. Each share class has specific eligibility requirements. Please see the portfolio’s prospectus for details. Performance results reflect any fee waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestments of distributions, if any.

The portfolio’s life performance has been positively impacted by the favorable relationship between the timing of receipt of expense reimbursements by the portfolio from the investment advisor and the payment by the portfolio of its expenses. This timing difference resulted in the portfolio having additional cash that was invested in the underlying funds, in turn producing incremental returns to the portfolio based on the investment performance of these underlying funds. Due to the relatively small size of the portfolio, the positive impact on performance from the investment of the additional cash was significant.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Understanding Your Expenses – Columbia Retirement 2040 Portfolio

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a portfolio shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the portfolio’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

As a shareholder of the underlying funds in which it invests, the portfolio will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in the portfolio’s annualized expense ratios used to calculate the expense information below.

05/01/09 – 10/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio’s annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,195.40	1,023.44	1.94	1.79	0.35
Class C	1,000.00	1,000.00	1,191.40	1,019.66	6.08	5.60	1.10
Class R	1,000.00	1,000.00	1,192.70	1,022.18	3.32	3.06	0.60
Class Z	1,000.00	1,000.00	1,197.00	1,024.70	0.55	0.51	0.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a substantial portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*	Columbia Retirement 2040 Portfolio’s expense ratios do not include fees and expenses incurred by the underlying funds.

Investment Portfolio – Columbia Retirement 2005 Portfolio

October 31, 2009

Investment Companies (a) – 100.0%

	Shares	Value ($)
Columbia Acorn International, Class Z	1	23
Columbia High Income Fund, Class Z	4,273	32,600
Columbia Large Cap Enhanced Core Fund, Class Z	24,772	250,943
Columbia Large Cap Value Fund, Class Z	3,998	38,221
Columbia Marsico Focused Equities Fund, Class Z	2,455	44,388
Columbia Mid Cap Growth Fund, Class Z	1,847	34,071
Columbia Mid Cap Value Fund, Class Z	3,415	34,390
Columbia Multi-Advisor International Equity Fund, Class Z	10,359	116,020
Columbia Short Term Bond Fund, Class Z	8,310	82,264
Columbia Small Cap Growth Fund II, Class Z	1,234	10,584
Columbia Small Cap Value Fund II, Class Z	1,649	16,323
Columbia Total Return Bond Fund, Class Z	39,495	384,291

Total Investment Companies (cost of $1,246,982)		1,044,118

Short-Term Obligation – 3.3%
	Par ($)
Repurchase agreement with State Street Bank & Trust Co., dated 10/30/09, due 11/02/09 at 0.010%, collateralized by a U.S. Government Agency obligation maturing 09/17/10, market value $36,386 (repurchase proceeds $35,000)	35,000	35,000

Total Short-Term Obligation (cost of $35,000)		35,000

Total Investments – 103.3% (cost of $1,281,982) (b)		1,079,118

Other Assets & Liabilities, Net – (3.3)%		(34,811)

Net Assets – 100.0%		1,044,307

Notes to Investment Portfolio:

(a)	Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or one of its affiliates.

(b)	Cost for federal income tax purposes is $1,291,596.

The following table summarizes the inputs used, as of October 31, 2009, in valuing the Portfolio’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Investment Companies	$1,044,118	$—	$—	$1,044,118

Total Short-Term Obligation	—	35,000	—	35,000

Total Investments	$1,044,118	$35,000	$—	$1,079,118

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Retirement 2010 Portfolio

October 31, 2009

Investment Companies (a) – 99.9%

	Shares	Value ($)
Columbia Cash Reserves, Capital Class Shares	1	1
Columbia High Income Fund, Class Z	4,185	31,929
Columbia Large Cap Enhanced Core Fund, Class Z	39,616	401,312
Columbia Large Cap Value Fund, Class Z	7,567	72,341
Columbia Marsico Focused Equities Fund, Class Z	4,465	80,724
Columbia Mid Cap Growth Fund, Class Z	3,572	65,911
Columbia Mid Cap Value Fund, Class Z	6,538	65,839
Columbia Multi-Advisor International Equity Fund, Class Z	16,970	190,065
Columbia Small Cap Growth Fund II, Class Z	2,692	23,100
Columbia Small Cap Value Fund II, Class Z	3,256	32,235
Columbia Total Return Bond Fund, Class Z	67,789	659,585

Total Investment Companies (cost of $1,799,357)		1,623,042

Short-Term Obligation – 2.0%
	Par ($)
Repurchase agreement with State Street Bank & Trust Co., dated 10/30/09, due 11/02/09 at 0.010%, collateralized by a U.S. Government Agency obligation maturing 09/17/10, market value $36,386 (repurchase proceeds $32,000)	32,000	32,000

Total Short-Term Obligation (cost of $32,000)		32,000

Total Investments – 101.9% (cost of $1,831,357) (b)		1,655,042

Other Assets & Liabilities, Net – (1.9)%		(30,784)

Net Assets – 100.0%		1,624,258

Notes to Investment Portfolio:

(a)	Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or one of its affiliates.

(b)	Cost for federal income tax purposes is $1,941,824.

The following table summarizes the inputs used, as of October 31, 2009, in valuing the Portfolio’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Investment Companies	$1,623,042	$—	$—	$1,623,042

Total Short-Term Obligation	—	32,000	—	32,000

Total Investments	$1,623,042	$32,000	$—	$1,655,042

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Retirement 2015 Portfolio

October 31, 2009

Investment Companies (a) – 100.0%

	Shares	Value ($)
Columbia Acorn International, Class Z	344	11,140
Columbia Large Cap Enhanced Core Fund, Class Z	43,525	440,910
Columbia Large Cap Value Fund, Class Z	9,092	86,921
Columbia Marsico Focused Equities Fund, Class Z	5,316	96,112
Columbia Mid Cap Growth Fund, Class Z	4,078	75,244
Columbia Mid Cap Value Fund, Class Z	7,466	75,187
Columbia Multi-Advisor International Equity Fund, Class Z	18,304	205,009
Columbia Small Cap Growth Fund II, Class Z	3,057	26,228
Columbia Small Cap Value Fund II, Class Z	3,724	36,865
Columbia Total Return Bond Fund, Class Z	60,778	591,369

Total Investment Companies (cost of $1,794,201)		1,644,985

Short-Term Obligation – 1.9%
	Par ($)
Repurchase agreement with State Street Bank & Trust Co., dated 10/30/09, due 11/02/09 at 0.010%, collateralized by a U.S. Government Agency obligation maturing 09/17/10, market value $36,386 (repurchase proceeds $32,000)	32,000	32,000

Total Short-Term Obligation (cost of $32,000)		32,000

Total Investments – 101.9% (cost of $1,826,201) (b)		1,676,985

Other Assets & Liabilities, Net – (1.9)%		(31,756)

Net Assets – 100.0%		1,645,229

Notes to Investment Portfolio:

(a)	Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or one of its affiliates.

(b)	Cost for federal income tax purposes is $2,097,352.

The following table summarizes the inputs used, as of October 31, 2009, in valuing the Portfolio’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Investment Companies	$1,644,985	$—	$—	$1,644,985

Total Short-Term Obligation	—	32,000	—	32,000

Total Investments	$1,644,985	$32,000	$—	$1,676,985

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Retirement 2020 Portfolio

October 31, 2009

Investment Companies (a) – 99.8%

	Shares	Value ($)
Columbia Acorn International, Class Z	1,215	39,301
Columbia Cash Reserves, Capital Class Shares	1	1
Columbia Large Cap Enhanced Core Fund, Class Z	99,725	1,010,213
Columbia Large Cap Value Fund, Class Z	23,287	222,628
Columbia Marsico Focused Equities Fund, Class Z	13,406	242,385
Columbia Mid Cap Growth Fund, Class Z	9,752	179,929
Columbia Mid Cap Value Fund, Class Z	17,876	180,011
Columbia Multi-Advisor International Equity Fund, Class Z	42,495	475,949
Columbia Small Cap Growth Fund II, Class Z	8,958	76,860
Columbia Small Cap Value Fund II, Class Z	10,295	101,923
Columbia Total Return Bond Fund, Class Z	123,503	1,201,683

Total Investment Companies (cost of $3,751,193)		3,730,883

Short-Term Obligation – 0.8%
	Par ($)
Repurchase agreement with State Street Bank & Trust Co., dated 10/30/09, due 11/02/09 at 0.010%, collateralized by a U.S. Government Agency obligation maturing 09/17/10, market value $31,188 (repurchase proceeds $30,000)	30,000	30,000

Total Short-Term Obligation (cost of $30,000)		30,000

Total Investments – 100.6% (cost of $3,781,193) (b)		3,760,883

Other Assets & Liabilities, Net – (0.6)%		(21,562)

Net Assets – 100.0%		3,739,321

Notes to Investment Portfolio:

(a)	Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or one of its affiliates.

(b)	Cost for federal income tax purposes is $4,069,783.

The following table summarizes the inputs used, as of October 31, 2009, in valuing the Portfolio’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Investment Companies	$3,730,883	$—	$—	$3,730,883

Total Short-Term Obligation	—	30,000	—	30,000

Total Investments	$3,730,883	$30,000	$—	$3,760,883

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Retirement 2025 Portfolio

October 31, 2009

Investment Companies (a) – 100.0%

	Shares	Value ($)
Columbia Acorn International, Class Z	1,078	34,879
Columbia Large Cap Enhanced Core Fund, Class Z	62,102	629,096
Columbia Large Cap Value Fund, Class Z	15,900	152,007
Columbia Marsico Focused Equities Fund, Class Z	9,737	176,041
Columbia Mid Cap Growth Fund, Class Z	6,922	127,702
Columbia Mid Cap Value Fund, Class Z	12,681	127,693
Columbia Multi-Advisor International Equity Fund, Class Z	27,512	308,140
Columbia Small Cap Growth Fund II, Class Z	6,797	58,320
Columbia Small Cap Value Fund II, Class Z	7,550	74,741
Columbia Total Return Bond Fund, Class Z	64,897	631,445

Total Investment Companies (cost of $2,359,928)		2,320,064

Short-Term Obligation – 1.2%
	Par ($)
Repurchase agreement with State Street Bank & Trust Co., dated 10/30/09, due 11/02/09 at 0.010%, collateralized by a U.S. Government Agency obligation maturing 09/17/10, market value $31,188 (repurchase proceeds $28,000)	28,000	28,000

Total Short-Term Obligation (cost of $28,000)		28,000

Total Investments – 101.2% (cost of $2,387,928) (b)		2,348,064

Other Assets & Liabilities, Net – (1.2)%		(28,772)

Net Assets – 100.0%		2,319,292

Notes to Investment Portfolio:

(a)	Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or one of its affiliates.

(b)	Cost for federal income tax purposes is $2,587,076.

The following table summarizes the inputs used, as of October 31, 2009, in valuing the Portfolio’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Investment Companies	$2,320,064	$—	$—	$2,320,064

Total Short-Term Obligation	—	28,000	—	28,000

Total Investments	$2,320,064	$28,000	$—	$2,348,064

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Retirement 2030 Portfolio

October 31, 2009

Investment Companies (a) – 100.1%

	Shares	Value ($)
Columbia Acorn International, Class Z	2,765	89,452
Columbia Large Cap Enhanced Core Fund, Class Z	123,130	1,247,309
Columbia Large Cap Value Fund, Class Z	34,371	328,585
Columbia Marsico Focused Equities Fund, Class Z	20,791	375,904
Columbia Mid Cap Growth Fund, Class Z	14,179	261,602
Columbia Mid Cap Value Fund, Class Z	25,997	261,787
Columbia Multi-Advisor International Equity Fund, Class Z	54,717	612,830
Columbia Small Cap Growth Fund II, Class Z	12,104	103,856
Columbia Small Cap Value Fund II, Class Z	17,406	172,318
Columbia Total Return Bond Fund, Class Z	100,185	974,796

Total Investment Companies (cost of $4,628,685)		4,428,439

Short-Term Obligation – 0.5%
	Par ($)
Repurchase agreement with State Street Bank & Trust Co., dated 10/30/09, due 11/02/09 at 0.010%, collateralized by a U.S. Government Agency obligation maturing 09/17/10, market value $25,990 (repurchase proceeds $24,000)	24,000	24,000

Total Short-Term Obligation (cost of $24,000)		24,000

Total Investments – 100.6% (cost of $4,652,685) (b)		4,452,439

Other Assets & Liabilities, Net – (0.6)%		(27,164)

Net Assets – 100.0%		4,425,275

Notes to Investment Portfolio:

(a)	Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or one of its affiliates.

(b)	Cost for federal income tax purposes is $4,912,262.

The following table summarizes the inputs used, as of October 31, 2009, in valuing the Portfolio’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Investment Companies	$4,428,439	$—	$—	$4,428,439

Total Short-Term Obligation	—	24,000	—	24,000

Total Investments	$4,428,439	$24,000	$—	$4,452,439

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Retirement 2035 Portfolio

October 31, 2009

Investment Companies (a) – 100.0%

	Shares	Value ($)
Columbia Acorn International, Class Z	2,250	72,791
Columbia Cash Reserves, Capital Class Shares	1	1
Columbia Large Cap Enhanced Core Fund, Class Z	81,835	828,986
Columbia Large Cap Value Fund, Class Z	24,830	237,371
Columbia Marsico Focused Equities Fund, Class Z	14,782	267,256
Columbia Mid Cap Growth Fund, Class Z	9,644	177,930
Columbia Mid Cap Value Fund, Class Z	17,606	177,294
Columbia Multi-Advisor International Equity Fund, Class Z	36,156	404,949
Columbia Small Cap Growth Fund II, Class Z	8,138	69,827
Columbia Small Cap Value Fund II, Class Z	11,703	115,855
Columbia Total Return Bond Fund, Class Z	48,859	475,393

Total Investment Companies (cost of $3,100,465)		2,827,653

Short-Term Obligation – 0.9%
	Par ($)
Repurchase agreement with State Street Bank & Trust Co., dated 10/30/09, due 11/02/09 at 0.010%, collateralized by a U.S. Government Agency obligation maturing 09/17/10, market value $31,188 (repurchase proceeds $26,000)	26,000	26,000

Total Short-Term Obligation (cost of $26,000)		26,000

Total Investments – 100.9% (cost of $3,126,465) (b)		2,853,653

Other Assets & Liabilities, Net – (0.9)%		(26,547)

Net Assets – 100.0%		2,827,106

Notes to Investment Portfolio:

(a)	Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or one of its affiliates.

(b)	Cost for federal income tax purposes is $3,517,407.

The following table summarizes the inputs used, as of October 31, 2009, in valuing the Portfolio’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Investment Companies	$2,827,653	$—	$—	$2,827,653

Total Short-Term Obligation	—	26,000	—	26,000

Total Investments	$2,827,653	$26,000	$—	$2,853,653

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Retirement 2040 Portfolio

October 31, 2009

Investment Companies (a) – 99.9%

	Shares	Value ($)
Columbia Acorn International, Class Z	5,478	177,214
Columbia Cash Reserves, Capital Class Shares	1	1
Columbia Large Cap Enhanced Core Fund, Class Z	156,263	1,582,943
Columbia Large Cap Value Fund, Class Z	54,553	521,529
Columbia Marsico Focused Equities Fund, Class Z	31,992	578,415
Columbia Mid Cap Growth Fund, Class Z	21,361	394,116
Columbia Mid Cap Value Fund, Class Z	39,319	395,944
Columbia Multi-Advisor International Equity Fund, Class Z	73,361	821,638
Columbia Small Cap Growth Fund II, Class Z	20,062	172,130
Columbia Small Cap Value Fund II, Class Z	27,175	269,031
Columbia Total Return Bond Fund, Class Z	67,384	655,649

Total Investment Companies (cost of $5,947,598)		5,568,610

Short-Term Obligation – 0.3%
	Par ($)
Repurchase agreement with State Street Bank & Trust Co., dated 10/30/09, due 11/02/09 at 0.010%, collateralized by a U.S. Government Agency obligation maturing 09/17/10, market value $20,792 (repurchase proceeds $19,000)	19,000	19,000

Total Short-Term Obligation (cost of $19,000)		19,000

Total Investments – 100.2% (cost of $5,966,598) (b)		5,587,610

Other Assets & Liabilities, Net – (0.2)%		(11,651)

Net Assets – 100.0%		5,575,959

Notes to Investment Portfolio:

(a)	Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or one of its affiliates.

(b)	Cost for federal income tax purposes is $6,454,610.

The following table summarizes the inputs used, as of October 31, 2009, in valuing the Portfolio’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Investment Companies	$5,568,610	$—	$—	$5,568,610

Total Short-Term Obligation	—	19,000	—	19,000

Total Investments	$5,568,610	$19,000	$—	$5,587,610

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Assets and Liabilities – Columbia Retirement Portfolios

October 31, 2009

	($)	($)	($)	($)
	Columbia Retirement 2005 Portfolio	Columbia Retirement 2010 Portfolio	Columbia Retirement 2015 Portfolio	Columbia Retirement 2020 Portfolio
Assets
Repurchase agreement, at cost	35,000	32,000	32,000	30,000
Affiliated investments, at cost	1,246,982	1,799,357	1,794,201	3,751,193

Total investments, at cost	1,281,982	1,831,357	1,826,201	3,781,193

Repurchase agreements, at value	35,000	32,000	32,000	30,000
Affiliated investments, at value	1,044,118	1,623,042	1,644,985	3,730,883

Total investments, at value	1,079,118	1,655,042	1,676,985	3,760,883

Cash	710	665	599	364
Receivable for:
Investments sold	—	2,846	—	—
Portfolio shares sold	—	154	—	16,701
Expense reimbursement due from investment advisor	24,789	29,008	28,022	30,711
Prepaid expenses	11	11	17	15

Total assets	1,104,628	1,687,726	1,705,623	3,808,674

Liabilities
Payable for:
Investments purchased	—	—	—	7,785
Portfolio shares repurchased	—	3,000	—	867
Investment advisory fee	86	135	144	308
Transfer agent fee	69	148	359	528
Trustees’ fees	18,869	18,894	18,893	18,894
Audit fee	21,797	21,800	21,800	21,800
Legal fee	12,642	12,643	12,602	12,642
Pricing and bookkeeping fees	2,181	2,182	2,191	2,182
Custody fee	663	663	663	663
Distribution and service fees	82	54	15	23
Reports to shareholders	3,705	3,683	3,535	3,479
Chief compliance officer expenses	48	48	48	48
Other liabilities	179	218	144	134

Total liabilities	60,321	63,468	60,394	69,353

Net Assets	1,044,307	1,624,258	1,645,229	3,739,321

Net Assets Consist of
Paid-in capital	1,276,987	1,945,938	2,101,008	4,028,110
Undistributed net investment income	19,607	21,804	24,275	34,667
Accumulated net realized loss	(49,423)	(167,169)	(330,838)	(303,146)
Net unrealized depreciation on investments	(202,864)	(176,315)	(149,216)	(20,310)

Net Assets	1,044,307	1,624,258	1,645,229	3,739,321

See Accompanying Notes to Financial Statements.

($)	($)	($)	($)
Columbia Retirement 2025 Portfolio	Columbia Retirement 2030 Portfolio	Columbia Retirement 2035 Portfolio	Columbia Retirement 2040 Portfolio

28,000	24,000	26,000	19,000
2,359,928	4,628,685	3,100,465	5,947,598

2,387,928	4,652,685	3,126,465	5,966,598

28,000	24,000	26,000	19,000
2,320,064	4,428,439	2,827,653	5,568,610

2,348,064	4,452,439	2,853,653	5,587,610

591	552	332	435

—	—	—	—
—	7,156	700	14,791
31,435	33,141	33,328	38,383
18	22	24	34

2,380,108	4,493,310	2,888,037	5,641,253

—	7,056	100	2,680
—	—	—	—
201	372	246	467
642	911	945	2,487
18,894	18,893	18,893	18,893
21,800	21,800	21,800	21,800
12,642	12,643	12,642	12,642
2,182	2,182	2,183	2,181
663	663	663	663
14	30	14	56
3,435	3,241	3,206	3,236
48	48	47	43
295	196	192	146

60,816	68,035	60,931	65,294

2,319,292	4,425,275	2,827,106	5,575,959

2,683,670	4,857,140	3,501,740	6,396,737
30,514	34,909	25,570	40,616
(355,028)	(266,528)	(427,392)	(482,406)
(39,864)	(200,246)	(272,812)	(378,988)

2,319,292	4,425,275	2,827,106	5,575,959

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (continued) – Columbia Retirement Portfolios

October 31, 2009

	Columbia Retirement 2005 Portfolio		Columbia Retirement 2010 Portfolio		Columbia Retirement 2015 Portfolio	Columbia Retirement 2020 Portfolio
Class A
Net assets	$53,936		$182,127		$10,308	$25,440
Shares outstanding	5,423		18,241		1,160	2,647
Net asset value per share	$9.95		$9.98		$8.89	$9.61

Class C
Net assets	$53,004		$10,857		$10,049	$14,537
Shares outstanding	5,357		1,093		1,135	1,519
Net asset value per share	$9.90	(a)	$9.94	(a)	$8.85	$9.57

Class R
Net assets	$53,626		$11,040		$10,209	$10,799
Shares outstanding	5,402		1,108		1,151	1,125
Net asset value per share	$9.93		$9.96		$8.87	$9.60

Class Z
Net assets	$883,741		$1,420,234		$1,614,663	$3,688,545
Shares outstanding	88,682		142,061		181,391	383,274
Net asset value per share	$9.97		$10.00		$8.90	$9.62

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

Columbia Retirement 2025 Portfolio	Columbia Retirement 2030 Portfolio	Columbia Retirement 2035 Portfolio		Columbia Retirement 2040 Portfolio

$9,731	$12,643	$9,430		$32,922
1,267	1,385	1,233		3,712
$7.68	$9.13	$7.65		$8.87

$9,486	$26,456	$9,191		$51,055
1,240	2,912	1,207		5,779
$7.65	$9.09	$7.62	(a)	$8.84	(a)

$9,647	$10,038	$9,346		$9,646
1,258	1,102	1,224		1,089
$7.67	$9.11	$7.63	(a)	$8.85	(a)

$2,290,428	$4,376,138	$2,799,139		$5,482,336
297,979	478,697	365,421		617,844
$7.69	$9.14	$7.66		$8.87

See Accompanying Notes to Financial Statements.

Statements of Operations – Columbia Retirement Portfolios

For the Year Ended October 31, 2009

	($)	($)	($)	($)
	Columbia Retirement 2005 Portfolio	Columbia Retirement 2010 Portfolio	Columbia Retirement 2015 Portfolio	Columbia Retirement 2020 Portfolio
Investment Income
Dividends from affiliates	32,076	35,870	41,352	52,959
Interest	22	22	23	24

Total Investment Income	32,098	35,892	41,375	52,983

Expenses
Investment advisory fee	926	1,151	1,408	2,100
Distribution and service fee – Class A	120	126	23	32
Distribution fee:
Class C	353	72	66	73
Class R	238	49	45	47
Service fee:
Class C	118	24	22	24
Pricing and bookkeeping fees	26,281	26,281	26,290	26,282
Transfer agent fee	456	926	1,684	3,069
Trustees’ fees	23,524	23,548	23,517	23,548
Custody fee	5,211	5,197	5,197	5,197
Registration fees	44,205	54,703	33,106	37,611
Audit fee	26,966	26,966	26,966	26,966
Legal fees	42,589	42,587	42,827	42,767
Reports to shareholders	7,649	9,132	9,904	12,521
Chief compliance officer expenses	578	578	578	578
Other expenses	2,339	2,273	2,275	2,245

Total Expenses	181,553	193,613	173,908	183,060
Fees waived or expenses reimbursed by investment advisor	(179,798)	(192,191)	(172,344)	(180,784)

Net Expenses	1,755	1,422	1,564	2,276

Net Investment Income	30,343	34,470	39,811	50,707

Net Realized and Unrealized Gain (Loss) on Investments and Capital Gains Distributions Received
Net realized gain (loss) on:
Affiliated investments	(47,656)	(147,024)	(227,560)	(199,322)
Capital gains distributions received	934	1,430	2,098	2,340

Net realized loss	(46,722)	(145,594)	(225,462)	(196,982)
Net change in unrealized appreciation (depreciation) on investments	159,785	290,276	419,517	508,523

Net Gain	113,063	144,682	194,055	311,541

Net Increase Resulting from Operations	143,406	179,152	233,866	362,248

See Accompanying Notes to Financial Statements.

($)	($)	($)	($)
Columbia Retirement 2025 Portfolio	Columbia Retirement 2030 Portfolio	Columbia Retirement 2035 Portfolio	Columbia Retirement 2040 Portfolio

55,253	58,237	52,586	79,159
23	21	22	20

55,276	58,258	52,608	79,179

2,120	2,614	2,346	3,989
21	23	21	35

63	78	60	96
42	44	41	42

21	26	20	32
26,282	26,282	26,282	26,280
3,747	5,681	5,909	16,345
23,548	23,548	23,548	23,548
5,197	5,197	5,211	5,211
37,708	37,519	37,538	37,495
26,966	26,966	26,966	26,966
42,867	42,868	42,867	42,768
13,471	16,721	17,442	31,405
578	578	575	573
2,269	2,291	2,325	2,461

184,900	190,436	191,151	217,246
(182,633)	(187,651)	(188,663)	(213,052)

2,267	2,785	2,488	4,194

53,009	55,473	50,120	74,985

(314,923)	(245,011)	(390,226)	(362,056)
3,846	3,670	4,744	7,781

(311,077)	(241,341)	(385,482)	(354,275)
656,644	643,333	709,237	974,594

345,567	401,992	323,755	620,319

398,576	457,465	373,875	695,304

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Columbia Retirement Portfolios

Increase (Decrease) in Net Assets	Columbia Retirement 2005 Portfolio		Columbia Retirement 2010 Portfolio
	Year Ended October 31,		Year Ended October 31,
	2009 ($)	2008 ($)	2009 ($)	2008 ($)
Operations
Net investment income	30,343	32,107	34,470	38,533
Net realized gain (loss) on investments and capital gains distributions received	(46,722)	22,150	(145,594)	5,709
Net change in unrealized appreciation (depreciation) on investments	159,785	(377,951)	290,276	(495,835)

Net increase (decrease) resulting from operations	143,406	(323,694)	179,152	(451,593)

Distributions to Shareholders
From net investment income:
Class A	(1,573)	(835)	(319)	(161)
Class C	(1,155)	(390)	(230)	(67)
Class R	(1,434)	(688)	(289)	(130)
Class Z	(27,705)	(15,756)	(35,976)	(23,234)
From net realized gains:
Class A	(614)	(935)	—	(168)
Class C	(612)	(934)	—	(166)
Class R	(614)	(935)	—	(166)
Class Z	(9,948)	(15,053)	—	(19,808)

Total distributions to shareholders	(43,655)	(35,526)	(36,814)	(43,900)

Net Capital Stock Transactions	41,741	23,446	350,739	75,583
Total increase (decrease) in net assets	141,492	(335,774)	493,077	(419,910)

Net Assets
Beginning of period	902,815	1,238,589	1,131,181	1,551,091
End of period	1,044,307	902,815	1,624,258	1,131,181
Undistributed net investment income at end of period	19,607	21,235	21,804	24,149

See Accompanying Notes to Financial Statements.

Columbia Retirement 2015 Portfolio		Columbia Retirement 2020 Portfolio		Columbia Retirement 2025 Portfolio
Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
2009 ($)	2008 ($)	2009 ($)	2008 ($)	2009 ($)	2008 ($)

39,811	47,337	50,707	32,164	53,009	32,676

(225,462)	(73,035)	(196,982)	(54,106)	(311,077)	17,202
419,517	(632,603)	508,523	(558,711)	656,644	(737,044)

233,866	(658,301)	362,248	(580,653)	398,576	(687,166)

(281)	(198)	(224)	(171)	(158)	(203)
(198)	(109)	(135)	(75)	(78)	—
(253)	(167)	(194)	(139)	(131)	(173)
(43,713)	(37,429)	(35,885)	(17,604)	(42,036)	(22,994)

—	(999)	(217)	(207)	(161)	(1,874)
—	(993)	(214)	(205)	(159)	(1,987)
—	(998)	(216)	(206)	(161)	(1,870)
—	(168,200)	(30,835)	(23,818)	(36,647)	(225,354)

(44,445)	(209,093)	(67,920)	(42,425)	(79,531)	(254,455)

84,920	431,181	2,065,113	586,253	458,546	1,012,876
274,341	(436,213)	2,359,441	(36,825)	777,591	71,255

1,370,888	1,807,101	1,379,880	1,416,705	1,541,701	1,470,446
1,645,229	1,370,888	3,739,321	1,379,880	2,319,292	1,541,701
24,275	28,909	34,667	20,629	30,514	20,220

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Columbia Retirement Portfolios

Increase (Decrease) in Net Assets	Columbia Retirement 2030 Portfolio		Columbia Retirement 2035 Portfolio		Columbia Retirement 2040 Portfolio
	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
	2009 ($)	2008 ($)	2009 ($)	2008 ($)	2009 ($)	2008 ($)
Operations
Net investment income	55,473	31,330	50,120	30,679	74,985	35,164
Net realized gain (loss) on investments and capital gains distributions received	(241,341)	36,776	(385,482)	52,935	(354,275)	5,750
Net change in unrealized appreciation (depreciation) on investments	643,333	(882,149)	709,237	(1,060,237)	974,594	(1,469,569)

Net increase (decrease) resulting from operations	457,465	(814,043)	373,875	(976,623)	695,304	(1,428,655)

Distributions to Shareholders
From net investment income:
Class A	(163)	(168)	(125)	(177)	(107)	(181)
Class C	(79)	(73)	(46)	(87)	(24)	(86)
Class R	(135)	(136)	(98)	(149)	(79)	(149)
Class Z	(38,294)	(18,410)	(38,893)	(25,757)	(51,046)	(31,035)
From net realized gains:
Class A	(188)	(196)	(230)	(1,562)	(222)	(242)
Class C	(186)	(193)	(228)	(1,555)	(219)	(240)
Class R	(187)	(195)	(229)	(1,558)	(221)	(241)
Class Z	(37,613)	(28,754)	(59,079)	(238,479)	(84,271)	(56,302)

Total distributions to shareholders	(76,845)	(48,125)	(98,928)	(269,324)	(136,189)	(88,476)

Net Capital Stock Transactions	2,246,261	1,029,715	352,671	1,542,683	1,985,275	2,074,572
Total increase in net assets	2,626,881	167,547	627,618	296,736	2,544,390	557,441

Net Assets
Beginning of period	1,798,394	1,630,847	2,199,488	1,902,752	3,031,569	2,474,128
End of period	4,425,275	1,798,394	2,827,106	2,199,488	5,575,959	3,031,569
Undistributed net investment income at end of period	34,909	18,306	25,570	15,506	40,616	16,888

See Accompanying Notes to Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Retirement 2005 Portfolio				Columbia Retirement 2010 Portfolio
	Year Ended October 31, 2009		Year Ended October 31, 2008		Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	—	—	—	—	17,138	164,803	—	—
Distributions reinvested	262	2,186	148	1,771	39	319	27	329
Redemptions	—	—	—	—	(13)	(128)	—	—

Net increase	262	2,186	148	1,771	17,164	164,994	27	329

Class C
Subscriptions	—	—	—	—	—	—	—	—
Distributions reinvested	212	1,768	111	1,324	28	230	19	232

Net increase	212	1,768	111	1,324	28	230	19	232

Class R
Subscriptions	—	—	—	—	—	—	—	—
Distributions reinvested	246	2,047	136	1,622	35	289	24	297

Net increase	246	2,047	136	1,622	35	289	24	297

Class Z
Subscriptions	2,431	20,927	4,690	53,600	39,996	376,495	24,745	278,733
Distributions reinvested	4,500	37,488	2,578	30,809	4,350	35,977	3,554	43,042
Redemptions	(2,647)	(22,675)	(5,439)	(65,680)	(26,392)	(227,246)	(21,602)	(247,050)

Net increase	4,284	35,740	1,829	18,729	17,954	185,226	6,697	74,725

See Accompanying Notes to Financial Statements.

Columbia Retirement 2015 Portfolio				Columbia Retirement 2020 Portfolio
Year Ended October 31, 2009		Year Ended October 31, 2008		Year Ended October 31, 2009		Year Ended October 31, 2008
Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)

—	—	—	—	1,621	15,091	—	—
39	281	108	1,197	56	440	30	378
—	—	—	—	(106)	(1,029)	—	—

39	281	108	1,197	1,571	14,502	30	378

—	—	—	—	411	4,009	—	—
26	198	101	1,102	44	350	22	279

26	198	101	1,102	455	4,359	22	279

—	—	—	—	1	10	—	—
34	253	106	1,166	52	410	28	345

34	253	106	1,166	53	420	28	345

39,675	295,432	83,690	928,341	247,333	2,189,262	89,211	1,001,000
5,912	43,509	15,152	166,972	8,449	66,664	3,340	41,348
(33,093)	(254,753)	(69,732)	(667,597)	(27,005)	(210,094)	(41,809)	(457,097)

12,494	84,188	29,110	427,716	228,777	2,045,832	50,742	585,251

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Retirement 2025 Portfolio				Columbia Retirement 2030 Portfolio
	Year Ended October 31, 2009		Year Ended October 31, 2008		Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	—	—	—	—	276	2,441	—	—
Distributions reinvested	51	320	204	2,077	47	351	29	363
Redemptions	—	—	—	—	(1)	(6)	—	—

Net increase	51	320	204	2,077	322	2,786	29	363

Class C
Subscriptions	—	—	—	—	1,825	17,014	—	—
Distributions reinvested	38	237	194	1,978	36	264	22	266

Net increase	38	237	194	1,978	1,861	17,278	22	266

Class R
Distributions reinvested	46	292	201	2,044	43	322	27	330

Class Z
Subscriptions	130,647	825,737	106,381	1,006,459	302,330	2,523,490	108,083	1,196,438
Distributions reinvested	12,455	78,594	22,338	227,622	10,106	75,290	3,792	46,609
Redemptions	(60,827)	(446,634)	(25,242)	(227,304)	(46,528)	(372,905)	(19,412)	(214,291)

Net increase	82,275	457,697	103,477	1,006,777	265,908	2,225,875	92,463	1,028,756

See Accompanying Notes to Financial Statements.

Columbia Retirement 2035 Portfolio				Columbia Retirement 2040 Portfolio
Year Ended October 31, 2009		Year Ended October 31, 2008		Year Ended October 31, 2009		Year Ended October 31, 2008
Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)

—	—	—	—	2,936	25,343	—	—
57	355	164	1,740	46	329	34	423
—	—	—	—	(322)	(2,840)	—	—

57	355	164	1,740	2,660	22,832	34	423

—	—	—	—	4,705	42,914	—	—
44	273	155	1,642	34	243	26	326

44	273	155	1,642	4,739	43,157	26	326

52	328	161	1,707	42	300	31	390

129,484	847,225	159,666	1,465,271	333,043	2,585,291	269,667	2,985,174
15,745	97,934	23,283	246,573	18,792	134,928	6,942	86,713
(88,697)	(593,444)	(18,460)	(174,250)	(102,976)	(801,233)	(87,002)	(998,454)

56,532	351,715	164,489	1,537,594	248,859	1,918,986	189,607	2,073,433

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2005 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class A Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$9.03	$12.66	$11.43	$10.00

Income from Investment Operations:
Net investment income (c)	0.28	0.31	0.44	0.16
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.06	(3.59)	1.41	1.27

Total from investment operations	1.34	(3.28)	1.85	1.43

Less Distributions to Shareholders:
From net investment income	(0.30)	(0.17)	(0.36)	—
From net realized gains	(0.12)	(0.18)	(0.26)	—

Total distributions to shareholders	(0.42)	(0.35)	(0.62)	—

Net Asset Value, End of Period	$9.95	$9.03	$12.66	$11.43
Total return (d)(e)	15.79%	(26.56)%	16.71%	14.30	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.35%	0.35%	0.35%	0.35	%(h)
Waiver/Reimbursement	19.49%	17.06%	118.11%	507.39	%(h)
Net investment income	3.13%	2.78%	3.69%	3.72	%(h)
Portfolio turnover rate	9%	15%	65%	49	%(f)
Net assets, end of period (000s)	$54	$47	$63	$11

(a)	On May 18, 2009, Banc of America Retirement 2005 Portfolio was renamed Columbia Retirement 2005 Portfolio.

(b)	Class A shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2005 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class C Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$8.96	$12.58	$11.39	$10.00

Income from Investment Operations:
Net investment income (c)	0.21	0.23	0.35	0.13
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.07	(3.59)	1.41	1.26

Total from investment operations	1.28	(3.36)	1.76	1.39

Less Distributions to Shareholders:
From net investment income	(0.22)	(0.08)	(0.31)	—
From net realized gains	(0.12)	(0.18)	(0.26)	—

Total distributions to shareholders	(0.34)	(0.26)	(0.57)	—

Net Asset Value, End of Period	$9.90	$8.96	$12.58	$11.39
Total return (d)(e)	15.04%	(27.21)%	15.93%	13.90	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.10%	1.10%	1.10%	1.10	%(h)
Waiver/Reimbursement	19.49%	17.06%	118.11%	507.39	%(h)
Net investment income	2.39%	2.03%	2.94%	2.99	%(h)
Portfolio turnover rate	9%	15%	65%	49	%(f)
Net assets, end of period (000s)	$53	$46	$63	$11

(a)	On May 18, 2009, Banc of America Retirement 2005 Portfolio was renamed Columbia Retirement 2005 Portfolio.

(b)	Class C shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2005 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class R Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$9.00	$12.63	$11.42	$10.00

Income from Investment Operations:
Net investment income (c)	0.26	0.28	0.41	0.15
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.07	(3.59)	1.40	1.27

Total from investment operations	1.33	(3.31)	1.81	1.42

Less Distributions to Shareholders:
From net investment income	(0.28)	(0.14)	(0.34)	—
From net realized gains	(0.12)	(0.18)	(0.26)	—

Total distributions to shareholders	(0.40)	(0.32)	(0.60)	—

Net Asset Value, End of Period	$9.93	$9.00	$12.63	$11.42
Total return (d)(e)	15.59%	(26.81)%	16.39%	14.20	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.60%	0.60%	0.60%	0.60	%(h)
Waiver/Reimbursement	19.49%	17.06%	118.11%	507.39	%(h)
Net investment income	2.88%	2.53%	3.43%	3.51	%(h)
Portfolio turnover rate	9%	15%	65%	49	%(f)
Net assets, end of period (000s)	$54	$46	$63	$11

(a)	On May 18, 2009, Banc of America Retirement 2005 Portfolio was renamed Columbia Retirement 2005 Portfolio.

(b)	Class R shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2005 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class Z Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$9.05	$12.70	$11.44	$10.00

Income from Investment Operations:
Net investment income (c)	0.30	0.34	0.40	0.17
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.07	(3.61)	1.49	1.27

Total from investment operations	1.37	(3.27)	1.89	1.44

Less Distributions to Shareholders:
From net investment income	(0.33)	(0.20)	(0.37)	—
From net realized gains	(0.12)	(0.18)	(0.26)	—

Total distributions to shareholders	(0.45)	(0.38)	(0.63)	—

Net Asset Value, End of Period	$9.97	$9.05	$12.70	$11.44
Total return (d)(e)	16.12%	(26.45)%	17.13%	14.40	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.10%	0.10%	0.10%	0.10	%(h)
Waiver/Reimbursement	19.49%	17.06%	118.11%	507.39	%(h)
Net investment income	3.38%	3.01%	3.27%	3.97	%(h)
Portfolio turnover rate	9%	15%	65%	49	%(f)
Net assets, end of period (000s)	$884	$764	$1,048	$11

(a)	On May 18, 2009, Banc of America Retirement 2005 Portfolio was renamed Columbia Retirement 2005 Portfolio.

(b)	Class Z shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2010 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class A Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$8.87	$12.84	$11.47	$10.00

Income from Investment Operations:
Net investment income (c)	0.19	0.27	0.37	0.13
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.22	(3.93)	1.58	1.34

Total from investment operations	1.41	(3.66)	1.95	1.47

Less Distributions to Shareholders:
From net investment income	(0.30)	(0.15)	(0.25)	—
From net realized gains	—	(0.16)	(0.33)	—

Total distributions to shareholders	(0.30)	(0.31)	(0.58)	—

Net Asset Value, End of Period	$9.98	$8.87	$12.84	$11.47
Total return (d)(e)	16.54%	(29.13)%	17.53%	14.70	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.35%	0.35%	0.35%	0.35	%(h)
Waiver/Reimbursement	16.75%	13.30%	91.32%	518.19	%(h)
Net investment income	1.93%	2.41%	3.14%	3.17	%(h)
Portfolio turnover rate	23%	24%	118%	50	%(f)
Net assets, end of period (000s)	$182	$10	$13	$11

(a)	On May 18, 2009, Banc of America Retirement 2010 Portfolio was renamed Columbia Retirement 2010 Portfolio.

(b)	Class A shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2010 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class C Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$8.81	$12.75	$11.43	$10.00

Income from Investment Operations:
Net investment income (c)	0.19	0.18	0.28	0.10
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.16	(3.90)	1.57	1.33

Total from investment operations	1.35	(3.72)	1.85	1.43

Less Distributions to Shareholders:
From net investment income	(0.22)	(0.06)	(0.20)	—
From net realized gains	—	(0.16)	(0.33)	—

Total distributions to shareholders	(0.22)	(0.22)	(0.53)	—

Net Asset Value, End of Period	$9.94	$8.81	$12.75	$11.43
Total return (d)(e)	15.76%	(29.63)%	16.66%	14.30	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.10%	1.10%	1.10%	1.10	%(h)
Waiver/Reimbursement	16.75%	13.30%	91.32%	518.19	%(h)
Net investment income	2.15%	1.66%	2.40%	2.46	%(h)
Portfolio turnover rate	23%	24%	118%	50	%(f)
Net assets, end of period (000s)	$11	$9	$13	$11

(a)	On May 18, 2009, Banc of America Retirement 2010 Portfolio was renamed Columbia Retirement 2010 Portfolio.

(b)	Class C shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2010 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class R Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$8.84	$12.81	$11.46	$10.00

Income from Investment Operations:
Net investment income (c)	0.23	0.24	0.34	0.12
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.16	(3.93)	1.57	1.34

Total from investment operations	1.39	(3.69)	1.91	1.46

Less Distributions to Shareholders:
From net investment income	(0.27)	(0.12)	(0.23)	—
From net realized gains	—	(0.16)	(0.33)	—

Total distributions to shareholders	(0.27)	(0.28)	(0.56)	—

Net Asset Value, End of Period	$9.96	$8.84	$12.81	$11.46
Total return (d)(e)	16.33%	(29.38)%	17.21%	14.60	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.60%	0.60%	0.60%	0.60	%(h)
Waiver/Reimbursement	16.75%	13.30%	91.32%	518.19	%(h)
Net investment income	2.61%	2.13%	2.90%	2.96	%(h)
Portfolio turnover rate	23%	24%	118%	50	%(f)
Net assets, end of period (000s)	$11	$9	$13	$11

(a)	On May 18, 2009, Banc of America Retirement 2010 Portfolio was renamed Columbia Retirement 2010 Portfolio.

(b)	Class R shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2010 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class Z Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$8.89	$12.87	$11.48	$10.00

Income from Investment Operations:
Net investment income (c)	0.27	0.30	0.35	0.15
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.16	(3.94)	1.63	1.33

Total from investment operations	1.43	(3.64)	1.98	1.48

Less Distributions to Shareholders:
From net investment income	(0.32)	(0.18)	(0.26)	—
From net realized gains	—	(0.16)	(0.33)	—

Total distributions to shareholders	(0.32)	(0.34)	(0.59)	—

Net Asset Value, End of Period	$10.00	$8.89	$12.87	$11.48
Total return (d)(e)	16.88%	(28.96)%	17.86%	14.80	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.10%	0.10%	0.10%	0.10	%(h)
Waiver/Reimbursement	16.75%	13.30%	91.32%	518.19	%(h)
Net investment income	3.07%	2.65%	2.85%	3.42	%(h)
Portfolio turnover rate	23%	24%	118%	50	%(f)
Net assets, end of period (000s)	$1,420	$1,103	$1,511	$22

(a)	On May 18, 2009, Banc of America Retirement 2010 Portfolio was renamed Columbia Retirement 2010 Portfolio.

(b)	Class Z shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2015 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class A Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$7.94	$12.63	$11.04	$10.00

Income from Investment Operations:
Net investment income (c)	0.21	0.22	0.31	0.23
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.99	(3.73)	1.42	0.81

Total from investment operations	1.20	(3.51)	1.73	1.04

Less Distributions to Shareholders:
From net investment income	(0.25)	(0.20)	(0.04)	—
From net realized gains	—	(0.98)	(0.10)	—

Total distributions to shareholders	(0.25)	(1.18)	(0.14)	—

Net Asset Value, End of Period	$8.89	$7.94	$12.63	$11.04
Total return (d)(e)	15.78%	(30.39)%	15.84%	10.40	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.35%	0.35%	0.35%	0.35	%(h)
Waiver/Reimbursement	12.21%	9.16%	14.66%	30.87	%(h)
Net investment income	2.67%	2.19%	2.29%	5.31	%(h)
Portfolio turnover rate	24%	40%	175%	6	%(f)
Net assets, end of period (000s)	$10	$9	$13	$11

(a)	On May 18, 2009, Banc of America Retirement 2015 Portfolio was renamed Columbia Retirement 2015 Portfolio.

(b)	Class A shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2015 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class C Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$7.89	$12.55	$11.00	$10.00

Income from Investment Operations:
Net investment income (c)	0.15	0.15	0.22	0.19
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.99	(3.72)	1.43	0.81

Total from investment operations	1.14	(3.57)	1.65	1.00

Less Distributions to Shareholders:
From net investment income	(0.18)	(0.11)	—	—
From net realized gains	—	(0.98)	(0.10)	—

Total distributions to shareholders	(0.18)	(1.09)	(0.10)	—

Net Asset Value, End of Period	$8.85	$7.89	$12.55	$11.00
Total return (d)(e)	14.88%	(30.90)%	15.06%	10.00	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.10%	1.10%	1.10%	1.10	%(h)
Waiver/Reimbursement	12.21%	9.16%	14.66%	30.87	%(h)
Net investment income	1.92%	1.45%	1.54%	4.58	%(h)
Portfolio turnover rate	24%	40%	175%	6	%(f)
Net assets, end of period (000s)	$10	$9	$13	$11

(a)	On May 18, 2009, Banc of America Retirement 2015 Portfolio was renamed Columbia Retirement 2015 Portfolio.

(b)	Class C shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2015 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class R Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$7.92	$12.60	$11.02	$10.00

Income from Investment Operations:
Net investment income (c)	0.18	0.20	0.28	0.22
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.00	(3.73)	1.43	0.80

Total from investment operations	1.18	(3.53)	1.71	1.02

Less Distributions to Shareholders:
From net investment income	(0.23)	(0.17)	(0.03)	—
From net realized gains	—	(0.98)	(0.10)	—

Total distributions to shareholders	(0.23)	(1.15)	(0.13)	—

Net Asset Value, End of Period	$8.87	$7.92	$12.60	$11.02
Total return (d)(e)	15.44%	(30.57)%	15.62%	10.20	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.60%	0.60%	0.60%	0.60	%(h)
Waiver/Reimbursement	12.21%	9.16%	14.66%	30.87	%(h)
Net investment income	2.33%	1.95%	2.03%	5.06	%(h)
Portfolio turnover rate	24%	40%	175%	6	%(f)
Net assets, end of period (000s)	$10	$9	$13	$11

(a)	On May 18, 2009, Banc of America Retirement 2015 Portfolio was renamed Columbia Retirement 2015 Portfolio.

(b)	Class R shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2015 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class Z Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$7.96	$12.65	$11.05	$10.00

Income from Investment Operations:
Net investment income (c)	0.22	0.24	0.34	0.07
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.99	(3.72)	1.42	0.98

Total from investment operations	1.21	(3.48)	1.76	1.05

Less Distributions to Shareholders:
From net investment income	(0.27)	(0.23)	(0.06)	—
From net realized gains	—	(0.98)	(0.10)	—

Total distributions to shareholders	(0.27)	(1.21)	(0.16)	—

Net Asset Value, End of Period	$8.90	$7.96	$12.65	$11.05
Total return (d)(e)	15.98%	(30.16)%	16.08%	10.50	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.10%	0.10%	0.10%	0.10	%(h)
Waiver/Reimbursement	12.21%	9.16%	14.66%	30.87	%(h)
Net investment income	2.83%	2.37%	2.67%	1.77	%(h)
Portfolio turnover rate	24%	40%	175%	6	%(f)
Net assets, end of period (000s)	$1,615	$1,344	$1,769	$2,809

(a)	On May 18, 2009, Banc of America Retirement 2015 Portfolio was renamed Columbia Retirement 2015 Portfolio.

(b)	Class Z shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2020 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class A Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$8.73	$13.23	$11.50	$10.00

Income from Investment Operations:
Net investment income (c)	0.19	0.25	0.41	0.11
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.10	(4.39)	1.86	1.39

Total from investment operations	1.29	(4.14)	2.27	1.50

Less Distributions to Shareholders:
From net investment income	(0.21)	(0.17)	(0.28)	—
From net realized gains	(0.20)	(0.19)	(0.26)	—

Total distributions to shareholders	(0.41)	(0.36)	(0.54)	—

Net Asset Value, End of Period	$9.61	$8.73	$13.23	$11.50
Total return (d)(e)	15.78%	(32.09)%	20.30%	15.00	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.35%	0.35%	0.35%	0.35	%(h)
Waiver/Reimbursement	8.61%	12.80%	95.41%	499.41	%(h)
Net investment income	2.13%	2.19%	3.32%	2.42	%(h)
Portfolio turnover rate	16%	36%	57%	48	%(f)
Net assets, end of period (000s)	$25	$9	$14	$12

(a)	On May 18, 2009, Banc of America Retirement 2020 Portfolio was renamed Columbia Retirement 2020 Portfolio.

(b)	Class A shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2020 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class C Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$8.67	$13.14	$11.46	$10.00

Income from Investment Operations:
Net investment income (c)	0.14	0.17	0.31	0.08
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.09	(4.37)	1.86	1.38

Total from investment operations	1.23	(4.20)	2.17	1.46

Less Distributions to Shareholders:
From net investment income	(0.13)	(0.08)	(0.23)	—
From net realized gains	(0.20)	(0.19)	(0.26)	—

Total distributions to shareholders	(0.33)	(0.27)	(0.49)	—

Net Asset Value, End of Period	$9.57	$8.67	$13.14	$11.46
Total return (d)(e)	14.97%	(32.59)%	19.44%	14.60	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.10%	1.10%	1.10%	1.10	%(h)
Waiver/Reimbursement	8.61%	12.80%	95.41%	499.41	%(h)
Net investment income	1.68%	1.45%	2.57%	1.67	%(h)
Portfolio turnover rate	16%	36%	57%	48	%(f)
Net assets, end of period (000s)	$15	$9	$14	$11

(a)	On May 18, 2009, Banc of America Retirement 2020 Portfolio was renamed Columbia Retirement 2020 Portfolio.

(b)	Class C shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2020 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class R Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$8.71	$13.20	$11.49	$10.00

Income from Investment Operations:
Net investment income (c)	0.19	0.22	0.38	0.10
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.08	(4.38)	1.85	1.39

Total from investment operations	1.27	(4.16)	2.23	1.49

Less Distributions to Shareholders:
From net investment income	(0.18)	(0.14)	(0.26)	—
From net realized gains	(0.20)	(0.19)	(0.26)	—

Total distributions to shareholders	(0.38)	(0.33)	(0.52)	—

Net Asset Value, End of Period	$9.60	$8.71	$13.20	$11.49
Total return (d)(e)	15.55%	(32.25)%	19.97%	14.90	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.60%	0.60%	0.60%	0.60	%(h)
Waiver/Reimbursement	8.61%	12.80%	95.41%	499.41	%(h)
Net investment income	2.21%	1.94%	3.07%	2.22	%(h)
Portfolio turnover rate	16%	36%	57%	48	%(f)
Net assets, end of period (000s)	$11	$9	$14	$11

(a)	On May 18, 2009, Banc of America Retirement 2020 Portfolio was renamed Columbia Retirement 2020 Portfolio.

(b)	Class R shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2020 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class Z Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$8.75	$13.26	$11.51	$10.00

Income from Investment Operations:
Net investment income (c)	0.21	0.24	0.29	0.11
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.10	(4.36)	2.01	1.40

Total from investment operations	1.31	(4.12)	2.30	1.51

Less Distributions to Shareholders:
From net investment income	(0.24)	(0.20)	(0.29)	—
From net realized gains	(0.20)	(0.19)	(0.26)	—

Total distributions to shareholders	(0.44)	(0.39)	(0.55)	—

Net Asset Value, End of Period	$9.62	$8.75	$13.26	$11.51
Total return (d)(e)	16.02%	(31.92)%	20.62%	15.10	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.10%	0.10%	0.10%	0.10	%(h)
Waiver/Reimbursement	8.61%	12.80%	95.41%	499.41	%(h)
Net investment income	2.42%	2.12%	2.27%	2.49	%(h)
Portfolio turnover rate	16%	36%	57%	48	%(f)
Net assets, end of period (000s)	$3,689	$1,352	$1,375	$15

(a)	On May 18, 2009, Banc of America Retirement 2020 Portfolio was renamed Columbia Retirement 2020 Portfolio.

(b)	Class Z shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2025 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class A Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$7.02	$12.74	$10.92	$10.00

Income from Investment Operations:
Net investment income (c)	0.15	0.19	0.31	0.20
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.77	(3.86)	1.65	0.72

Total from investment operations	0.92	(3.67)	1.96	0.92

Less Distributions to Shareholders:
From net investment income	(0.13)	(0.21)	(0.05)	—
From net realized gains	(0.13)	(1.84)	(0.09)	—

Total distributions to shareholders	(0.26)	(2.05)	(0.14)	—

Net Asset Value, End of Period	$7.68	$7.02	$12.74	$10.92
Total return (d)(e)	13.95%	(33.82)%	18.12%	9.20	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.35%	0.35%	0.35%	0.35	%(h)
Waiver/Reimbursement	8.63%	11.12%	15.90%	24.82	%(h)
Net investment income	2.29%	2.07%	2.01%	4.76	%(h)
Portfolio turnover rate	25%	18%	142%	6	%(f)
Net assets, end of period (000s)	$10	$9	$13	$11

(a)	On May 18, 2009, Banc of America Retirement 2025 Portfolio was renamed Columbia Retirement 2025 Portfolio.

(b)	Class A shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2025 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class C Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$6.97	$12.65	$10.89	$10.00

Income from Investment Operations:
Net investment income (c)	0.11	0.12	0.22	0.17
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.77	(3.84)	1.63	0.72

Total from investment operations	0.88	(3.72)	1.85	0.89

Less Distributions to Shareholders:
From net investment income	(0.07)	(0.12)	—	—
From net realized gains	(0.13)	(1.84)	(0.09)	—

Total distributions to shareholders	(0.20)	(1.96)	(0.09)	—

Net Asset Value, End of Period	$7.65	$6.97	$12.65	$10.89
Total return (d)(e)	13.18%	(34.29)%	17.14%	8.90	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.10%	1.10%	1.10%	1.10	%(h)
Waiver/Reimbursement	8.63%	11.12%	15.90%	24.82	%(h)
Net investment income	1.56%	1.32%	1.27%	4.02	%(h)
Portfolio turnover rate	25%	18%	142%	6	%(f)
Net assets, end of period (000s)	$9	$8	$13	$11

(a)	On May 18, 2009, Banc of America Retirement 2025 Portfolio was renamed Columbia Retirement 2025 Portfolio.

(b)	Class C shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2025 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class R Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$7.00	$12.71	$10.91	$10.00

Income from Investment Operations:
Net investment income (c)	0.14	0.17	0.28	0.19
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.77	(3.86)	1.64	0.72

Total from investment operations	0.91	(3.69)	1.92	0.91

Less Distributions to Shareholders:
From net investment income	(0.11)	(0.18)	(0.03)	—
From net realized gains	(0.13)	(1.84)	(0.09)	—

Total distributions to shareholders	(0.24)	(2.02)	(0.12)	—

Net Asset Value, End of Period	$7.67	$7.00	$12.71	$10.91
Total return (d)(e)	13.75%	(34.00)%	17.79%	9.10	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.60%	0.60%	0.60%	0.60	%(h)
Waiver/Reimbursement	8.63%	11.12%	15.90%	24.82	%(h)
Net investment income	2.03%	1.83%	1.74%	4.53	%(h)
Portfolio turnover rate	25%	18%	142%	6	%(f)
Net assets, end of period (000s)	$10	$8	$13	$11

(a)	On May 18, 2009, Banc of America Retirement 2025 Portfolio was renamed Columbia Retirement 2025 Portfolio.

(b)	Class R shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2025 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class Z Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$7.03	$12.76	$10.93	$10.00

Income from Investment Operations:
Net investment income (c)	0.17	0.17	0.34	0.06
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.77	(3.82)	1.65	0.87

Total from investment operations	0.94	(3.65)	1.99	0.93

Less Distributions to Shareholders:
From net investment income	(0.15)	(0.24)	(0.07)	—
From net realized gains	(0.13)	(1.84)	(0.09)	—

Total distributions to shareholders	(0.28)	(2.08)	(0.16)	—

Net Asset Value, End of Period	$7.69	$7.03	$12.76	$10.93
Total return (d)(e)	14.32%	(33.66)%	18.36%	9.30	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.10%	0.10%	0.10%	0.10	%(h)
Waiver/Reimbursement	8.63%	11.12%	15.90%	24.82	%(h)
Net investment income	2.51%	1.85%	2.40%	1.20	%(h)
Portfolio turnover rate	25%	18%	142%	6	%(f)
Net assets, end of period (000s)	$2,290	$1,516	$1,432	$3,439

(a)	On May 18, 2009, Banc of America Retirement 2025 Portfolio was renamed Columbia Retirement 2025 Portfolio.

(b)	Class Z shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2030 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class A Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$8.31	$13.18	$11.32	$10.00

Income from Investment Operations:
Net investment income (c)	0.17	0.21	0.31	0.06
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.98	(4.73)	1.94	1.26

Total from investment operations	1.15	(4.52)	2.25	1.32

Less Distributions to Shareholders:
From net investment income	(0.15)	(0.16)	(0.16)	—
From net realized gains	(0.18)	(0.19)	(0.23)	—

Total distributions to shareholders	(0.33)	(0.35)	(0.39)	—

Net Asset Value, End of Period	$9.13	$8.31	$13.18	$11.32
Total return (d)(e)	14.74%	(35.15)%	20.32%	13.20	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.35%	0.35%	0.35%	0.35	%(h)
Waiver/Reimbursement	7.18%	10.28%	83.46%	361.18	%(h)
Net investment income	2.07%	1.92%	2.63%	1.46	%(h)
Portfolio turnover rate	16%	16%	35%	40	%(f)
Net assets, end of period (000s)	$13	$9	$14	$11

(a)	On May 18, 2009, Banc of America Retirement 2030 Portfolio was renamed Columbia Retirement 2030 Portfolio.

(b)	Class A shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2030 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class C Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$8.25	$13.09	$11.28	$10.00

Income from Investment Operations:
Net investment income (c)	0.10	0.13	0.22	0.03
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.99	(4.71)	1.93	1.25

Total from investment operations	1.09	(4.58)	2.15	1.28

Less Distributions to Shareholders:
From net investment income	(0.07)	(0.07)	(0.11)	—
From net realized gains	(0.18)	(0.19)	(0.23)	—

Total distributions to shareholders	(0.25)	(0.26)	(0.34)	—

Net Asset Value, End of Period	$9.09	$8.25	$13.09	$11.28
Total return (d)(e)	13.89%	(35.65)%	19.46%	12.80	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.10%	1.10%	1.10%	1.10	%(h)
Waiver/Reimbursement	7.18%	10.28%	83.46%	361.18	%(h)
Net investment income	1.18%	1.18%	1.87%	0.71	%(h)
Portfolio turnover rate	16%	16%	35%	40	%(f)
Net assets, end of period (000s)	$26	$9	$13	$11

(a)	On May 18, 2009, Banc of America Retirement 2030 Portfolio was renamed Columbia Retirement 2030 Portfolio.

(b)	Class C shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2030 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class R Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$8.29	$13.15	$11.30	$10.00

Income from Investment Operations:
Net investment income (c)	0.15	0.18	0.28	0.07
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.97	(4.72)	1.94	1.23

Total from investment operations	1.12	(4.54)	2.22	1.30

Less Distributions to Shareholders:
From net investment income	(0.12)	(0.13)	(0.14)	—
From net realized gains	(0.18)	(0.19)	(0.23)	—

Total distributions to shareholders	(0.30)	(0.32)	(0.37)	—

Net Asset Value, End of Period	$9.11	$8.29	$13.15	$11.30
Total return (d)(e)	14.38%	(35.31)%	20.11%	13.00	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.60%	0.60%	0.60%	0.60	%(h)
Waiver/Reimbursement	7.18%	10.28%	83.46%	361.18	%(h)
Net investment income	1.84%	1.67%	2.36%	0.99	%(h)
Portfolio turnover rate	16%	16%	35%	40	%(f)
Net assets, end of period (000s)	$10	$9	$14	$11

(a)	On May 18, 2009, Banc of America Retirement 2030 Portfolio was renamed Columbia Retirement 2030 Portfolio.

(b)	Class R shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2030 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class Z Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$8.33	$13.22	$11.33	$10.00

Income from Investment Operations:
Net investment income (c)	0.18	0.18	0.23	0.04
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.99	(4.69)	2.06	1.29

Total from investment operations	1.17	(4.51)	2.29	1.33

Less Distributions to Shareholders:
From net investment income	(0.18)	(0.19)	(0.17)	—
From net realized gains	(0.18)	(0.19)	(0.23)	—

Total distributions to shareholders	(0.36)	(0.38)	(0.40)	—

Net Asset Value, End of Period	$9.14	$8.33	$13.22	$11.33
Total return (d)(e)	14.97%	(35.03)%	20.74%	13.30	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.10%	0.10%	0.10%	0.10	%(h)
Waiver/Reimbursement	7.18%	10.28%	83.46%	361.18	%(h)
Net investment income	2.13%	1.63%	1.88%	1.76	%(h)
Portfolio turnover rate	16%	16%	35%	40	%(f)
Net assets, end of period (000s)	$4,376	$1,772	$1,590	$39

(a)	On May 18, 2009, Banc of America Retirement 2030 Portfolio was renamed Columbia Retirement 2030 Portfolio.

(b)	Class Z shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2035 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class A Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$7.02	$12.88	$10.93	$10.00

Income from Investment Operations:
Net investment income (c)	0.13	0.16	0.25	0.19
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.80	(4.30)	1.83	0.74

Total from investment operations	0.93	(4.14)	2.08	0.93

Less Distributions to Shareholders:
From net investment income	(0.10)	(0.19)	(0.04)	—
From net realized gains	(0.20)	(1.53)	(0.09)	—

Total distributions to shareholders	(0.30)	(1.72)	(0.13)	—

Net Asset Value, End of Period	$7.65	$7.02	$12.88	$10.93
Total return (d)(e)	14.27%	(36.65)%	19.25%	9.30	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.35%	0.35%	0.35%	0.35	%(h)
Waiver/Reimbursement	8.06%	9.49%	14.60%	27.33	%(h)
Net investment income	1.95%	1.64%	1.37%	4.36	%(h)
Portfolio turnover rate	25%	12%	161%	5	%(f)
Net assets, end of period (000s)	$9	$8	$13	$11

(a)	On May 18, 2009, Banc of America Retirement 2035 Portfolio was renamed Columbia Retirement 2035 Portfolio.

(b)	Class A shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2035 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class C Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$6.97	$12.79	$10.90	$10.00

Income from Investment Operations:
Net investment income (c)	0.08	0.08	0.16	0.16
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.81	(4.27)	1.82	0.74

Total from investment operations	0.89	(4.19)	1.98	0.90

Less Distributions to Shareholders:
From net investment income	(0.04)	(0.10)	—	—
From net realized gains	(0.20)	(1.53)	(0.09)	—

Total distributions to shareholders	(0.24)	(1.63)	(0.09)	—

Net Asset Value, End of Period	$7.62	$6.97	$12.79	$10.90
Total return (d)(e)	13.44%	(37.12)%	18.26%	9.00	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.10%	1.10%	1.10%	1.10	%(h)
Waiver/Reimbursement	8.06%	9.49%	14.60%	27.33	%(h)
Net investment income	1.21%	0.89%	0.62%	3.60	%(h)
Portfolio turnover rate	25%	12%	161%	5	%(f)
Net assets, end of period (000s)	$9	$8	$13	$11

(a)	On May 18, 2009, Banc of America Retirement 2035 Portfolio was renamed Columbia Retirement 2035 Portfolio.

(b)	Class C shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2035 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class R Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$7.00	$12.85	$10.92	$10.00

Income from Investment Operations:
Net investment income (c)	0.11	0.13	0.22	0.18
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.80	(4.29)	1.83	0.74

Total from investment operations	0.91	(4.16)	2.05	0.92

Less Distributions to Shareholders:
From net investment income	(0.08)	(0.16)	(0.03)	—
From net realized gains	(0.20)	(1.53)	(0.09)	—

Total distributions to shareholders	(0.28)	(1.69)	(0.12)	—

Net Asset Value, End of Period	$7.63	$7.00	$12.85	$10.92
Total return (d)(e)	13.90%	(36.84)%	18.92%	9.20	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.60%	0.60%	0.60%	0.60	%(h)
Waiver/Reimbursement	8.06%	9.49%	14.60%	27.33	%(h)
Net investment income	1.68%	1.39%	1.09%	4.13	%(h)
Portfolio turnover rate	25%	12%	161%	5	%(f)
Net assets, end of period (000s)	$9	$8	$13	$11

(a)	On May 18, 2009, Banc of America Retirement 2035 Portfolio was renamed Columbia Retirement 2035 Portfolio.

(b)	Class R shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2035 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class Z Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$7.04	$12.91	$10.94	$10.00

Income from Investment Operations:
Net investment income (c)	0.14	0.13	0.31	0.04
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.80	(4.25)	1.81	0.90

Total from investment operations	0.94	(4.12)	2.12	0.94

Less Distributions to Shareholders:
From net investment income	(0.12)	(0.22)	(0.06)	—
From net realized gains	(0.20)	(1.53)	(0.09)	—

Total distributions to shareholders	(0.32)	(1.75)	(0.15)	—

Net Asset Value, End of Period	$7.66	$7.04	$12.91	$10.94
Total return (d)(e)	14.49%	(36.46)%	19.57%	9.40	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.10%	0.10%	0.10%	0.10	%(h)
Waiver/Reimbursement	8.06%	9.49%	14.60%	27.33	%(h)
Net investment income	2.15%	1.45%	1.93%	0.79	%(h)
Portfolio turnover rate	25%	12%	161%	5	%(f)
Net assets, end of period (000s)	$2,799	$2,175	$1,864	$3,105

(a)	On May 18, 2009, Banc of America Retirement 2035 Portfolio was renamed Columbia Retirement 2035 Portfolio.

(b)	Class Z shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2040 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class A Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$8.13	$13.54	$11.34	$10.00

Income from Investment Operations:
Net investment income (c)	0.10	0.18	0.20	0.04
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.95	(5.17)	2.21	1.30

Total from investment operations	1.05	(4.99)	2.41	1.34

Less Distributions to Shareholders:
From net investment income	(0.10)	(0.19)	(0.05)	—
From net realized gains	(0.21)	(0.23)	(0.16)	—

Total distributions to shareholders	(0.31)	(0.42)	(0.21)	—

Net Asset Value, End of Period	$8.87	$8.13	$13.54	$11.34
Total return (d)(e)	13.84%	(37.96)%	21.53%	13.40	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.35%	0.35%	0.35%	0.35	%(h)
Waiver/Reimbursement	5.30%	6.69%	29.01%	372.12	%(h)
Net investment income	1.20%	1.56%	1.29%	1.03	%(h)
Portfolio turnover rate	15%	25%	44%	38	%(f)
Net assets, end of period (000s)	$33	$9	$14	$11

(a)	On May 18, 2009, Banc of America Retirement 2040 Portfolio was renamed Columbia Retirement 2040 Portfolio.

(b)	Class A shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2040 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class C Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$8.08	$13.45	$11.31	$10.00

Income from Investment Operations:
Net investment income (c)	0.05	0.10	0.11	0.01
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.94	(5.15)	2.19	1.30

Total from investment operations	0.99	(5.05)	2.30	1.31

Less Distributions to Shareholders:
From net investment income	(0.02)	(0.09)	—	—
From net realized gains	(0.21)	(0.23)	(0.16)	—

Total distributions to shareholders	(0.23)	(0.32)	(0.16)	—

Net Asset Value, End of Period	$8.84	$8.08	$13.45	$11.31
Total return (d)(e)	12.96%	(38.38)%	20.57%	13.10	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.10%	1.10%	1.10%	1.10	%(h)
Waiver/Reimbursement	5.30%	6.69%	29.01%	372.12	%(h)
Net investment income	0.59%	0.81%	0.54%	0.24	%(h)
Portfolio turnover rate	15%	25%	44%	38	%(f)
Net assets, end of period (000s)	$51	$8	$14	$11

(a)	On May 18, 2009, Banc of America Retirement 2040 Portfolio was renamed Columbia Retirement 2040 Portfolio.

(b)	Class C shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2040 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class R Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$8.11	$13.51	$11.33	$10.00

Income from Investment Operations:
Net investment income (c)	0.11	0.15	0.17	0.03
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.92	(5.17)	2.21	1.30

Total from investment operations	1.03	(5.02)	2.38	1.33

Less Distributions to Shareholders:
From net investment income	(0.08)	(0.15)	(0.04)	—
From net realized gains	(0.21)	(0.23)	(0.16)	—

Total distributions to shareholders	(0.29)	(0.38)	(0.20)	—

Net Asset Value, End of Period	$8.85	$8.11	$13.51	$11.33
Total return (d)(e)	13.46%	(38.12)%	21.21%	13.30	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.60%	0.60%	0.60%	0.60	%(h)
Waiver/Reimbursement	5.30%	6.69%	29.01%	372.12	%(h)
Net investment income	1.48%	1.32%	1.03%	0.77	%(h)
Portfolio turnover rate	15%	25%	44%	38	%(f)
Net assets, end of period (000s)	$10	$9	$14	$11

(a)	On May 18, 2009, Banc of America Retirement 2040 Portfolio was renamed Columbia Retirement 2040 Portfolio.

(b)	Class R shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Retirement 2040 Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class Z Shares	2009 (a)	2008	2007	2006 (b)
Net Asset Value, Beginning of Period	$8.15	$13.56	$11.35	$10.00

Income from Investment Operations:
Net investment income (c)	0.15	0.13	0.18	0.03
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.91	(5.09)	2.26	1.32

Total from investment operations	1.06	(4.96)	2.44	1.35

Less Distributions to Shareholders:
From net investment income	(0.13)	(0.22)	(0.07)	—
From net realized gains	(0.21)	(0.23)	(0.16)	—

Total distributions to shareholders	(0.34)	(0.45)	(0.23)	—

Net Asset Value, End of Period	$8.87	$8.15	$13.56	$11.35
Total return (d)(e)	13.97%	(37.75)%	21.76%	13.50	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.10%	0.10%	0.10%	0.10	%(h)
Waiver/Reimbursement	5.30%	6.69%	29.01%	372.12	%(h)
Net investment income	1.87%	1.13%	1.04%	0.76	%(h)
Portfolio turnover rate	15%	25%	44%	38	%(f)
Net assets, end of period (000s)	$5,482	$3,006	$2,433	$48

(a)	On May 18, 2009, Banc of America Retirement 2040 Portfolio was renamed Columbia Retirement 2040 Portfolio.

(b)	Class Z shares commenced operations on June 1, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the Underlying Funds in which the Portfolio invests.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Retirement Portfolios

October 31, 2009

Note 1. Organization

Columbia Funds Series Trust II (the “Trust”), formerly Banc of America Funds Trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Delaware statutory trust. Information presented in these financial statements pertains to the following series of the Trust (each a “Portfolio” and collectively, the “Portfolios”):

Portfolio Name	Former Portfolio Name
Columbia Retirement 2005 Portfolio	Banc of America Retirement 2005 Portfolio
Columbia Retirement 2010 Portfolio	Banc of America Retirement 2010 Portfolio
Columbia Retirement 2015 Portfolio	Banc of America Retirement 2015 Portfolio
Columbia Retirement 2020 Portfolio	Banc of America Retirement 2020 Portfolio
Columbia Retirement 2025 Portfolio	Banc of America Retirement 2025 Portfolio
Columbia Retirement 2030 Portfolio	Banc of America Retirement 2030 Portfolio
Columbia Retirement 2035 Portfolio	Banc of America Retirement 2035 Portfolio
Columbia Retirement 2040 Portfolio	Banc of America Retirement 2040 Portfolio

Effective May 18, 2009, Banc of America Funds Trust was renamed Columbia Funds Series Trust II. Also on that date, each of the Portfolios presented in these financial statements was renamed as disclosed above.

Investment Objectives

Each Portfolio seeks the highest total return over time consistent with its asset mix. Total return consists of capital appreciation and income. Each Portfolio will place a decreasing emphasis on capital appreciation and an increasing emphasis on income as time passes.

Under normal circumstances, each Portfolio invests most of its assets in Class Z shares of mutual funds managed by Columbia Management Advisors, LLC (“Columbia”) or its affiliates, exchange traded funds (ETFs) and third party-advised funds (collectively, the “Underlying Funds”), equity and fixed income securities, including Treasury Inflation Protected Securities (TIPS), and other instruments such as commodity-related and other derivatives.

The financial statements of the Underlying Funds in which the Portfolios invest should be read in conjunction with the Portfolios’ financial statements and are available at www.columbiafunds.com.

Portfolio Shares

The Trust is authorized to issue an unlimited number of shares without par value, and each Portfolio offers four classes of shares: Class A, Class C, Class R and Class Z shares, which are each offered continuously at net asset value. Each share class has its own expense structure.

Class A, Class C and Class R shares are available only to eligible group retirement plans. Class Z shares are also available to eligible group retirement plans as well as to certain other investors. Class A shares of the Portfolios are designed for group retirement plans with $10 million to $50 million in aggregate plan assets. Class C shares of the Portfolios are designed for group retirement plans with less than $1 million in aggregate plan assets. A group retirement plan may not purchase more than $1 million of Class C shares. Class R shares of the Portfolios are designed for group retirement plans with $1 million to $10 million in aggregate plan assets. Class Z shares of the Portfolios are designed for group retirement plans with greater than $50 million in aggregate plan assets and are also available to certain clients of Merrill Lynch, Pierce, Fenner & Smith Inc. purchasing through self-directed brokerage accounts and individual retirement plan accounts.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. For the years ended October 31, 2008, 2007 and the period ended October 31, 2006, certain amounts have been reclassified from net investment income to net realized gains and certain amounts have been reclassified from distributions from net investment income to distributions from net realized capital gains to conform to the current year financial statement presentation.

Management has evaluated the events and transactions that have occurred through December 18, 2009, the date the

Columbia Retirement Portfolios

October 31, 2009

financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures except as disclosed in Note 4.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of each class of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

■	Level 1 — quoted prices in active markets for identical securities

■	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■

Level 3 — prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

Each Portfolio may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. Each Portfolio, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Portfolio’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Portfolios seek to assert their rights.

Income Recognition

Distributions from the Underlying Funds are recorded on the ex-dividend date.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Portfolios on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

Each Portfolio intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, each Portfolio intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Portfolio should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. The Portfolios may, however, declare and pay distributions from net investment income more frequently. The Portfolios will distribute net realized capital gains (including net short-term capital gains) at least

Columbia Retirement Portfolios

October 31, 2009

annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Portfolio’s maximum exposure under these arrangements is unknown because this would involve future claims against a Portfolio. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Portfolios expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Portfolio’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications were identified and reclassified among the components of each Portfolio’s net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
Columbia Retirement 2005 Portfolio	$(104)	$103	$1
Columbia Retirement 2010 Portfolio	(1)	1	—
Columbia Retirement 2015 Portfolio	—	—	—

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
Columbia Retirement 2020 Portfolio	$(231)	$228	$3
Columbia Retirement 2025 Portfolio	(312)	311	1
Columbia Retirement 2030 Portfolio	(199)	199	—
Columbia Retirement 2035 Portfolio	(894)	894	—
Columbia Retirement 2040 Portfolio	(1)	1	—

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 was as follows:

	October 31, 2009
	Ordinary Income*	Long-Term Capital Gains
Columbia Retirement 2005 Portfolio	$31,970	$11,685
Columbia Retirement 2010 Portfolio	36,814	—
Columbia Retirement 2015 Portfolio	44,445	—
Columbia Retirement 2020 Portfolio	36,960	30,960
Columbia Retirement 2025 Portfolio	42,714	36,817
Columbia Retirement 2030 Portfolio	38,869	37,976
Columbia Retirement 2035 Portfolio	40,056	58,872
Columbia Retirement 2040 Portfolio	51,256	84,933

Columbia Retirement Portfolios

October 31, 2009

	October 31, 2008
	Ordinary Income*	Long-Term Capital Gains
Columbia Retirement 2005 Portfolio	$33,436	$2,090
Columbia Retirement 2010 Portfolio	42,045	1,855
Columbia Retirement 2015 Portfolio	167,621	41,472
Columbia Retirement 2020 Portfolio	39,611	2,814
Columbia Retirement 2025 Portfolio	200,207	54,248
Columbia Retirement 2030 Portfolio	43,957	4,168
Columbia Retirement 2035 Portfolio	203,169	66,155
Columbia Retirement 2040 Portfolio	70,276	18,200

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
Columbia Retirement 2005 Portfolio	$19,607	$—	$(212,478)
Columbia Retirement 2010 Portfolio	21,804	—	(286,782)
Columbia Retirement 2015 Portfolio	24,275	—	(420,367)
Columbia Retirement 2020 Portfolio	34,667	—	(308,900)

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
Columbia Retirement 2025 Portfolio	$30,513	$—	$(239,012)
Columbia Retirement 2030 Portfolio	34,908	—	(459,823)
Columbia Retirement 2035 Portfolio	25,570	—	(663,754)
Columbia Retirement 2040 Portfolio	40,616	5,606	(867,000)

*	The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at October 31, 2009, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
Columbia Retirement 2005 Portfolio	$35,280	$(247,758)	$(212,478)
Columbia Retirement 2010 Portfolio	64,299	(351,081)	(286,782)
Columbia Retirement 2015 Portfolio	105,488	(525,855)	(420,367)
Columbia Retirement 2020 Portfolio	248,842	(557,742)	(308,900)
Columbia Retirement 2025 Portfolio	219,902	(458,914)	(239,012)
Columbia Retirement 2030 Portfolio	285,320	(745,143)	(459,823)

Columbia Retirement Portfolios

October 31, 2009

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
Columbia Retirement 2035 Portfolio	$184,809	$(848,563)	$(663,754)
Columbia Retirement 2040 Portfolio	399,577	(1,266,577)	(867,000)

The following capital loss carryforwards, determined as of October 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2016	2017	Total
Columbia Retirement 2005 Portfolio	$—	$39,809	$39,809
Columbia Retirement 2010 Portfolio	1,838	54,864	56,702
Columbia Retirement 2015 Portfolio	7,975	51,712	59,687
Columbia Retirement 2020 Portfolio	—	14,556	14,556
Columbia Retirement 2025 Portfolio	—	155,880	155,880
Columbia Retirement 2030 Portfolio	—	6,951	6,951
Columbia Retirement 2035 Portfolio	—	36,449	36,449

Management is required to determine whether a tax position of the Portfolios is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by each Portfolio is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Portfolios. In rendering investment advisory services to the Portfolios, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee at the annual rate of 0.10% of each Portfolio’s average daily net assets.

BOA entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction (“Transaction”) includes a sale of the part of the asset management business that advises long-term mutual funds, including the Portfolios. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Administration Fee

Columbia provides administrative and other services to the Portfolios. Under the administration agreement, Columbia does not receive any compensation for its services from the Portfolios.

Pricing and Bookkeeping Fees

The Portfolios have entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Portfolios. The Portfolios have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Portfolios. Under the State Street Agreements, each Portfolio pays State Street an annual fee of $26,000 paid monthly. The Portfolios also reimburse State Street for certain out-of-pocket expenses and charges.

Columbia Retirement Portfolios

October 31, 2009

The Portfolios have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Portfolios reimburse Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Portfolios’ portfolio securities, incurred by Columbia in the performance of services under the Services Agreement.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Portfolios and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Effective January 1, 2010, the annual rate will change to $22.36 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Portfolios.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Portfolios and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Portfolios. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution and Shareholder Servicing Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, serves as distributor of the Portfolios’ shares.

The Portfolios have adopted distribution and shareholder servicing plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Portfolios and providing services to investors. The Plans require the payment of a combined distribution and shareholder servicing fee for Class A shares of each Portfolio. The Plans also require the payment of a monthly shareholder servicing fee for the Class C shares of each Portfolio and a monthly distribution fee for the Class C shares and Class R shares of each Portfolio. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor. The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

Annual Fee Rate
Class A Combined Distribution and Shareholder Servicing Plan	0.25%
Class C Distribution Plan	0.75%
Class C Shareholder Servicing Plan	0.25%
Class R Distribution Plan	0.50%

Fee Waivers and Expense Reimbursements

Columbia has contractually agreed to waive fees and/or reimburse expenses through February 29, 2020, so that other expenses (excluding investment advisory, distribution and service fees, interest, fees on borrowings, extraordinary expenses and expenses associated with each Portfolio’s investment in other investment companies, but including custodian charges related to overdrafts, if any), after giving effect to any balance credits from the Portfolios’ custodian, do not exceed the annual rate of 0.00% of each Portfolio’s average daily net assets. There is no guarantee that these waivers and/or reimbursements will continue after February 29, 2020.

Fees Paid to Officers and Trustees

All officers of the Portfolios are employees of Columbia or its affiliates and, with the exception of the Portfolios’ Chief Compliance Officer, receive no compensation from the Portfolios. The Board of Trustees has appointed a Chief Compliance Officer to the Portfolios in accordance with federal securities regulations. The Portfolios, along with

Columbia Retirement Portfolios

October 31, 2009

other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Portfolio’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a nonqualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Portfolios’ assets. Income earned on the plan participant’s deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves. The expense for the deferred compensation plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the trustees’ deferred compensation balances as a result of market fluctuations, is included in “Trustees’ fees” on the Statements of Operations. The liability for the deferred compensation plan is included in “Trustees’ fees” on the Statements of Assets and Liabilities.

Note 5. Portfolio Information

For the year ended October 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Portfolios were as follows:

	Purchases	Sales
Columbia Retirement 2005 Portfolio	$79,290	$80,804
Columbia Retirement 2010 Portfolio	574,965	261,041
Columbia Retirement 2015 Portfolio	381,771	341,296
Columbia Retirement 2020 Portfolio	2,318,938	329,294
Columbia Retirement 2025 Portfolio	905,993	526,478
Columbia Retirement 2030 Portfolio	2,595,363	414,545
Columbia Retirement 2035 Portfolio	850,182	594,939
Columbia Retirement 2040 Portfolio	2,459,458	617,831

Note 6. Line of Credit

The Portfolios and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Portfolio’s borrowing limit set forth in the Portfolio’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended October 31, 2009, the Portfolios did not borrow under these arrangements.

Note 7. Shares of Beneficial Interest

As of October 31, 2009, the Portfolios had shareholders that held greater than 5% of the shares outstanding of a Portfolio, whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Retirement 2005 Portfolio	86.2
Columbia Retirement 2010 Portfolio	68.1

As of October 31, 2009, the Portfolios had shareholders that held greater than 5% of the shares outstanding of a Portfolio, over which BOA and/or any of its affiliates did not have investment discretion. The number of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Accounts	% of Shares Outstanding Held
Columbia Retirement 2005 Portfolio	1	9.0
Columbia Retirement 2010 Portfolio	1	10.5

Columbia Retirement Portfolios

October 31, 2009

	Number of Accounts	% of Shares Outstanding Held
Columbia Retirement 2015 Portfolio	2	63.3
Columbia Retirement 2020 Portfolio	4	73.4
Columbia Retirement 2025 Portfolio	2	54.3
Columbia Retirement 2030 Portfolio	2	60.3
Columbia Retirement 2035 Portfolio	2	31.9
Columbia Retirement 2040 Portfolio	2	26.1

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Portfolios.

Note 8. Significant Risks and Contingencies

Allocation Risk

Each Portfolio uses an asset allocation strategy in pursuing its investment objective. There is a risk that a Portfolio’s allocation among asset classes or investments will cause the Portfolio to under-perform other funds with similar investment objectives, or that the investments themselves will not produce the returns expected.

Investing in Other Funds Risk

The performance of the Underlying Funds in which the Portfolios invest could be adversely affected if other entities investing in the same Underlying Funds make relatively large investments or redemptions in the Underlying Funds. Because the expenses and costs of the Underlying Funds are shared by the Portfolios, redemptions by other investors in the Underlying Funds could result in decreased economies of scale and increased operating expenses for the Portfolios. In addition, the Advisor has the authority to change the Underlying Funds in which the Portfolios invest or to change the percentage of each Portfolio’s investments allocated to each Underlying Fund. If an Underlying Fund pays fees to the Advisor, such fees could result in the Advisor having a potential conflict of interest in selecting the Underlying Funds in which the Portfolios invest or in determining the percentage of the Portfolios’ investments allocated to each Underlying Fund.

Smaller Company Securities Risk

Securities of small- or mid-capitalization companies (“smaller companies”) may have a higher potential for gains than securities of large-capitalization companies but also may involve more risk. Smaller companies may be more vulnerable to market downturns and adverse economic events than larger, more established companies because smaller companies may have more limited financial resources and business operations. Their securities may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies.

Value Securities Risk

Certain Underlying Funds invest in value securities, which are securities of companies that may have experienced adverse business, industry or other developments that have caused the securities to be potentially undervalued. There is the risk that the market value of a portfolio security may not meet the Advisor’s future value assessment of that security. There is also a risk that it may take longer than expected for the value of these investments to rise to the believed value. In addition, value securities at times may not perform as well as growth securities or the stock market in general.

Interest Rate Risk

Certain Underlying Funds invest in debt securities, which are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security may affect the value of the Underlying Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

Credit Risk

Certain Underlying Funds are subject to credit risk, which applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Underlying Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or principal when it becomes due. Various factors could affect the issuer’s actual or perceived ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic

Columbia Retirement Portfolios

October 31, 2009

conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s ability to increase taxes or otherwise to raise revenue. Certain debt securities are backed only by revenues derived from a particular project, and thus may have a greater risk of default.

Low and Below Investment Grade Securities Risk

Certain Underlying Funds invest in debt securities with the lowest investment grade rating or that are below investment grade. These securities are more speculative than securities with higher ratings, and tend to be more sensitive to credit risk particularly during a downturn in the economy. These securities typically pay a premium in the form of a higher interest rate or yield because of the increased risk of loss, including default. These securities also are generally less liquid than higher-rated securities.

Foreign Securities Risk

Certain Underlying Funds invest in foreign securities which involves certain additional risks. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments or foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities. Investments in emerging market countries are subject to additional risk as these countries are more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Non-Diversified Mutual Fund Risk

Certain Underlying Funds are non-diversified, which generally means that each such Underlying Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Underlying Fund could affect the overall value of the Underlying Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Underlying Fund’s value will likely be more volatile than the value of more diversified funds. A non-diversified Underlying Fund may not operate as a non-diversified fund at all times.

Mortgage-Backed Securities Risk

Certain Underlying Funds may invest in mortgage-backed securities. The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market’s assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Funds to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Asset-Backed Securities Risk

Certain Underlying Funds may invest in asset-backed securities. The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Legal Proceedings

Columbia Retirement Portfolios are not parties to any regulatory proceedings or litigation.

Columbia Retirement Portfolios

October 31, 2009

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the SEC (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008 and the distribution earmarked for the Columbia Funds and their shareholders has been substantially completed.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (“BACAP,” now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively “BAC”), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Report of Independent Registered Public Accounting Firm

To the Trustees and the Shareholders of Columbia Funds Series Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Retirement 2005 Portfolio, Columbia Retirement 2010 Portfolio, Columbia Retirement 2015 Portfolio, Columbia Retirement 2020 Portfolio, Columbia 2025 Portfolio, Columbia Retirement 2030 Portfolio, Columbia Retirement 2035 Portfolio, and Columbia Retirement 2040 Portfolio (formerly Banc of America Retirement 2005 Portfolio, Banc of America Retirement 2010 Portfolio, Banc of America Retirement 2015 Portfolio, Banc of America Retirement 2020 Portfolio, Banc of America Retirement 2025 Portfolio, Banc of America Retirement 2030 Portfolio, Banc of America Retirement 2035 Portfolio, and Banc of America Retirement 2040 Portfolio, respectively) (constituting part of Columbia Funds Series Trust II) (hereafter collectively referred to as the “Portfolios”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the transfer agent of the underlying funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2009

Federal Income Tax Information (Unaudited)

Columbia Retirement 2005 Portfolio

18.32% of the ordinary income distributed by the Portfolio, for the fiscal year ended October 31, 2009, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 25.97% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Portfolio for the fiscal year ended October 31, 2009 may represent qualified dividend income.

The Portfolio will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Columbia Retirement 2010 Portfolio

20.59% of the ordinary income distributed by the Portfolio, for the fiscal year ended October 31, 2009, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 29.27% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Portfolio for the fiscal year ended October 31, 2009 may represent qualified dividend income.

The Portfolio will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Columbia Retirement 2015 Portfolio

20.61% of the ordinary income distributed by the Portfolio, for the fiscal year ended October 31, 2009, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 30.58% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Portfolio for the fiscal year ended October 31, 2009 may represent qualified dividend income.

The Portfolio will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Columbia Retirement 2020 Portfolio

25.40% of the ordinary income distributed by the Portfolio, for the fiscal year ended October 31, 2009, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 37.22% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Portfolio for the fiscal year ended October 31, 2009 may represent qualified dividend income.

The Portfolio will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Columbia Retirement 2025 Portfolio

31.81% of the ordinary income distributed by the Portfolio, for the fiscal year ended October 31, 2009, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 46.68% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Portfolio for the fiscal year ended October 31, 2009 may represent qualified dividend income.

The Portfolio will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Federal Income Tax Information (continued) (Unaudited)

Columbia Retirement 2030 Portfolio

34.14% of the ordinary income distributed by the Portfolio, for the fiscal year ended October 31, 2009, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 50.83% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Portfolio for the fiscal year ended October 31, 2009 may represent qualified dividend income.

The Portfolio will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Columbia Retirement 2035 Portfolio

42.92% of the ordinary income distributed by the Portfolio, for the fiscal year ended October 31, 2009, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 62.57% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Portfolio for the fiscal year ended October 31, 2009 may represent qualified dividend income.

The Portfolio will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Columbia Retirement 2040 Portfolio

The Portfolio hereby designates as a capital gain dividend with respect to the fiscal year ended October 31, 2009, $6,297, or, if subsequently determined to be different, the net capital gain of such year.

47.17% of the ordinary income distributed by the Portfolio, for the fiscal year ended October 31, 2009, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 88.44% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Portfolio for the fiscal year ended October 31, 2009 may represent qualified dividend income.

The Portfolio will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Portfolios in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Portfolio in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Edward J. Boudreau (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director–E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 66; no other directorships held.

William P. Carmichael (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 66; Director–Cobra Electronics Corporation (electronic equipment manufacturer); Director–Spectrum Brands, Inc. (consumer products); Director–Simmons Company (bedding); Director–The Finish Line (sportswear).

William A. Hawkins (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer–California General Bank, N.A., from January 2008 through current; President, Retail Banking–IndyMac Bancorp, Inc., from September 1999 to August 2003; oversees 66; no other directorships held.

R. Glenn Hilliard (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer–Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman–Conseco, Inc. (insurance), September 2003 through current; Executive Chairman–Conseco, Inc. (insurance), August 2004 through September 2005; oversees 66; Director–Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired. President and Director–Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director–Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman–Franklin Portfolio Associates (investing–Mellon affiliate), 1982 through 2007; oversees 66; Director–MIT Investment Company; Trustee–MIT 401k Plan; Trustee and Chairman–Research Foundation of CFA Institute.

Minor M. Shaw (Born 1947)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President–Micco Corporation and Mickel Investment Group; oversees 66; Board Member–Piedmont Natural Gas.

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Anthony M. Santomero[1] (Born 1946)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor–McKinsey & Company (consulting), July 2006 through December 2007; President and Chief Executive Officer–Federal Reserve Bank of Philadelphia, 2000 through April 2006; oversees 66; Director–Renaissance Reinsurance Ltd; Director–Penn Mutual Life Insurance Company; Director–Citigroup.

[1]

Mr. Santomero is currently deemed by the Columbia Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer–Columbia Funds, from June 2008 to January 2009; Treasurer–Columbia Funds, from October 2003 to May 2008; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Senior Vice President–Columbia Management Advisors, LLC, from April 2003 to December 2004; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting of the Advisor from April 2002 to October 2004.

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Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The portfolios mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Columbia Retirement Portfolios listed on the front cover.

A description of the policies and procedures that the portfolios use to determine how to vote proxies and a copy of each portfolio’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the portfolios voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the portfolios voted proxies relating to portfolio securities is also available from the portfolios’ website, www.columbiamanagement.com.

The portfolios file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any portfolio carefully before investing. For a prospectus which contains this and other important information about the portfolios, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Retirement Portfolios (“the portfolios”) are distributed by Columbia Management Distributors, Inc. (CMDI), member FINRA and SIPC. Columbia Management Advisors, LLC (CMA), an SEC-registered investment adviser, or one of its affiliates is the investment advisor to the portfolios. CMDI and CMA are part of Columbia Management Group, LLC, the investment management division of Bank of America Corporation. These entities and certain of their affiliates receive compensation for the investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services they provide to the portfolios and the underlying Columbia funds and may be compensated in connection with the sale of the portfolios.

CMA or one of its affiliates is the investment advisor to the portfolios and each underlying fund. As such, CMA is responsible for the overall management and supervision of the investment activities of each portfolio and each underlying fund.

Investment in affiliated funds — The advisor has the authority to select Underlying Funds. The advisor or one of its affiliates may be the investment advisor to each of the Underlying Funds. The advisor may be subject to a conflict of interest in selecting Underlying Funds because the fees paid to it or its affiliates are higher than the fees paid to other Underlying Funds. However, as fiduciary to each portfolio, the advisor has a duty to act in the best interest of the portfolio in selecting Underlying Funds.

Banc of America Investment Services, Inc. (BAI) is a registered broker-dealer, member FINRA and SIPC, and a non-bank subsidiary of Bank of America, N.A. BAI offers other mutual funds similar to the portfolios. The portfolios may or may not have the same returns, fees or net expense ratio as other mutual funds. Risks vary by fund family and fund manager. BAI Self-Directed Investing does not offer advice or make particular investment recommendations. For more information on all mutual funds available through BAI self-directed investing, please visit the mutual funds section on www.baisidirect.com.

One Financial Center

Boston, MA 02111-2621

Columbia Retirement Portfolios

Annual Report, October 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/26724-1009 (12/09) 09/97350

Item 2.	Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Carmichael qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is “independent” (as defined in Item 3 of Form N-CSR).

Item 4.	Principal Accountant Fees and Services.

Fee information below is disclosed for the eight series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2009 and October 31, 2008 are approximately as follows:

2009	2008
$143,200	$143,200

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2009 and October 31, 2008 are approximately as follows:

2009	2008
$36,800	$36,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2009 and 2008, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended October 31, 2009 and October 31, 2008, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2009 and October 31, 2008 are approximately as follows:

2009	2008
$34,800	$31,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended October 31, 2009 and October 31, 2008, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2009 and October 31, 2008 are approximately as follows:

2009	2008
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended October 31, 2009 and October 31, 2008 are approximately as follows:

2009	2008
$1,147,400	$916,300

In both fiscal years 2009 and 2008, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor. Fiscal year 2009 also includes fees for agreed upon procedures related to the sale of the long-term asset management business.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

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(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended October 31, 2009 and October 31, 2008 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2009 and October 31, 2008 are approximately as follows:

2009	2008
$1,219,000	$984,900

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Columbia Funds Series Trust II

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date December 18, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date December 18, 2009

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date December 18, 2009